UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21749

CRM Mutual Fund Trust

(Exact name of registrant as specified in charter)

c/o Cramer Rosenthal McGlynn, LLC.

28 Havemeyer Place

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road Suite 400

Wilmington, DE 19808

(Name and address of agent for service)

Copy to:

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code: 212-326-5300

Date of fiscal year end: June 30

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMI-ANNUAL REPORT (Unaudited)	December 31, 2020
President’s Message

Dear Fellow Shareholders:

Should we all be shopping for flapper dresses? As the world begins to contemplate life beyond COVID-19, we search historical periods that can provide a blueprint for the future. Interestingly, we can draw many parallels between today and another time in U.S. history - “The Roaring Twenties.” The preamble to that period and today has many similarities, but hopefully not the same conclusion. By the early 1920s, the U.S. was emerging from an economic depression, the country had endured the horrors of World War I, there were deep cultural divides in the country, and the period was capped off by the “Spanish Flu” global pandemic from 1918-1919. The country was ready for a rebirth.

As we hopefully begin life post-COVID-19, there will be an initial phase of uncertainty. But people are social creatures and enjoy being around others. We want to go outside and have experiences beyond our home. We believe the consumer savings built up during the pandemic and the “stay at home” orders will convert into higher spending in 2021 and 2022 and propel U.S. GDP to growth rates not seen in over two decades. The post-traumatic stress response from the 2008 financial crisis has conditioned investors to expect a slow, painful recovery from this recession. However, the current economic slowdown couldn’t be more different than 2008. We believe the one-two jolts of fiscal and monetary stimulus will jump start the recovery. Vaccines should help us control or even possibly eradicate this terrible virus. In addition, the policy change by the Federal Reserve to target average inflation should allow the Fed to drive inflation comfortably above 2%, which in turn should cause the economy to overshoot to the upside, so we do not fall victim to the economic and inflation undershooting that occurred after the 2008 financial crisis. Consensus expectations forecast 2021 U.S. GDP of 4% but the bull case could be closer to 6% growth given the current and expected fiscal stimulus and the positive effects of the vaccines. This compares to the decade post the 2008 slowdown when GDP only averaged 2.2%.

We look for a resurgence in employment over the next few years. As Morgan Stanley indicated in a recent report, “unemployment cost U.S. households $330 billion in wage income, but consumers have already received $1 trillion in aggregate in transfers, a figure that will rise as the second round of fiscal stimulus kicks in. The excess saving of about $1.4 trillion will provide the fuel for pent-up demand to drive a sharp rebound in growth once economies fully reopen”. Something to consider once the vaccine is fully distributed, about 80% of U.S. job losses have come in COVID-19-sensitive sectors, which we believe should rapidly rebound once the economy fully reopens.

We also look for a renaissance in value stock earnings. The COVID-19 induced recession disproportionally negatively impacted value and cyclical companies’ earnings in 2020, however, we expect this to be a tailwind in future periods. We anticipate small and mid-cap value companies to grow earnings approximately 50-60% in 2021, which is nearly double the pace expected for small and mid-cap growth stocks. This pace of earnings growth for value and cyclical companies will barely get them back to the 2019 levels. We think there will be plenty of gas in the tank to continue to propel value companies’ earnings into 2022 and beyond.

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As excited as we are about the future, we must also be vigilant when market sentiment is so positive and liquidity is so abundant, as bubbles form within pockets of the market. One area we are monitoring closely is Special Purpose Acquisitions Corporations (SPACs). This structure has been around for a long time as a way for companies to go public. However, we witnessed a 6x increase in the amount of capital raised by SPACs in 2020 as compared to 2019 and a 7x increase compared to the next largest year ever. SPACs raise our risk antenna as this structure does not afford investors that same level of financial disclosures and protections as a traditional Initial Public Offering (IPO). This area of the market coupled with the rapid growth in retail day trading enabled by social media platforms, harken us back to the hysteria of the dotcom days.

We are encouraged by the healthy absolute returns in the fourth quarter of 2020, particularly from the holdings that had been our top detractors earlier in 2020. We were also pleased to see the rotation towards small and mid-cap stocks in the fourth quarter 2020 following large-cap leadership during the early stage of the pandemic. We continue to see tremendous upside in highly underappreciated/neglected value stocks as the economy reopens and vaccines become widely distributed in 2021. This coupled with the stimulus provided by Congress and the Federal Reserve should be highly supportive to the markets and value stocks. We believe we are on the cusp of a market rotation and extended period of outperformance for value and cyclical stocks given their favorable earnings outlook, attractive valuations, and the improved forecast for the economy. As we have seen throughout history, recessions tend to lead to changes in leadership. We believe the small to mid-cap value part of the market is still meaningfully underinvested. As we have seen in the past, you need to be there in advance of the move or else you will be chasing it for years. As gut wrenching and anxiety filled as this year has been, we need to appreciate the full range of possible outcomes and welcome the long-term value in non-consensus views.

The following is a discussion of factors that influenced the performance of each of the CRM Funds during the six-month period ended December 31, 2020.

CRM Small Cap Value Fund returned 31.74% and 31.63% for the Institutional and Investor Share classes, respectively, in the period, as compared to 36.77% and 37.85% for the Russell 2000 Value Index and the Russell 2000 Index, respectively1. Despite strong performance during the period, the Fund lagged the benchmark due to stock selection in the Consumer Discretionary, Industrials, Materials, and Real Estate sectors. Stock selection in Health Care, Energy, and Information Technology acted as a tailwind to performance. Leading contributors to performance for this period included (i) branded apparel company, G-III Apparel Group, Ltd.; (ii) BankUnited, Inc., a regional bank based in Florida and New York; and (iii) Valmont Industries, Inc., a manufacturer of poles and towers for infrastructure, communications, and utility end-markets as well as agricultural irrigation equipment. G-III Apparel Group responded positively to vaccine news throughout November as well as a better-than-expected third quarter 2020 earnings report. BankUnited reported better-than-expected third quarter 2020 earnings due to improved credit quality. In addition, the company guided to a stabilizing net interest margin given its ability to lower deposit costs. Finally, the company continues to make solid progress on implementing cost savings from its BankUnited 2.0 profitability initiative. Valmont Industries reported stronger quarterly results during the period following greater optimism over its irrigation business. This came as corn and global crop prices improved along with the outlook for farm income and agricultural capital.

Individual holdings that negatively impacted performance included (i) PAE Incorporated, a defense and government services contractor; (ii) Bank of Hawaii Corporation, a regional bank based in Hawaii; and (iii) Natus Medical Incorporated, a leading medical device and diagnostic manufacturer focused on neurosurgery, newborn care, and audiology. PAE Incorporated was a detractor in the most recent period, as the company had

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to revise its revenue guidance for the year based on pandemic impacts to its non-labor component of revenue. The defense contractor sector similarly underperformed going in to the 2020 presidential election and federal spending pressures given rising pandemic stimulus costs, impacting future budget pressures. Bank of Hawaii came under pressure due to a combination of credit concerns related to the pandemic coupled with earnings pressure from the low-interest-rate environment. We exited our position to reinvest in more compelling risk/reward opportunities within this portfolio. Natus Medical reported weaker-than-expected earnings due to COVID-19’s negative impact on capital equipment spending at hospitals. We exited our position to invest in greater risk/reward opportunities.

CRM Small/Mid Cap Value Fund returned 37.41% and 37.23% for the Institutional and Investor Share classes, respectively, in the period, as compared to 33.06% and 34.90% for the Russell 2500 Value Index and the Russell 2500 Index, respectively2. Key drivers of strong absolute performance, and relative outperformance versus both benchmarks, in the Fund during the period were stock selection in the Industrials, Information Technology, and Consumer Discretionary sectors. Individual holdings that were leading contributors to performance included (i) Sunrun, Inc., the leading residential solar installer in the U.S.; (ii) Envista Holdings Corporation, a provider of dental consumables, equipment, and services to dental professionals; and (iii) RH, a high-end home furnishings business. Sunrun announced the acquisition of Vivint Solar during the period. We view this as a transformative deal, which we believe makes the new entity the most significant player in a fast-growing market. Solar is benefitting from several accelerating trends: customer desire to take control of energy usage, to capture monthly savings against monthly utility bills, the nesting dynamic, and the home as a business and educational hub for students. Sunrun provides users better continuity of service vs. traditional grid services, which are increasingly being interrupted by storms and grid failure. Global dental volumes continued to sequentially improve from the April 2020 trough period. Domestically, volumes remain below the prior year period, but Envista’s profits are outperforming expectations as improving mix and managing costs brings profits closer to prior year results. Several dental industry peers have similarly reported improved profitability results, as dental offices have remained open during the most recent COVID-19 surges. RH reflected both better-than-expected top line trends as well as a significant margin beat.

Individual holdings that negatively affected performance included (i) MultiPlan Corporation, a healthcare transaction processor focused on reducing waste, fraud, and abuse; (ii) TreeHouse Foods, Inc., the leading U.S. private label food manufacturer; and (iii) Equity Commonwealth, a real estate investment trust (REIT). MultiPlan underperformed during the period due to accusations surfacing from a short seller during the fourth quarter 2020. We believe the allegations are baseless and overlook many of the reasons MultiPlan has become a durable high margin and dominant player. In addition, given its multi-decade relationship with UnitedHealth, we expect revenues to continue to grow with this large customer for the foreseeable future. In addition, we expect continued strong results above expectations, continued enabling tuck-in acquisitions, and the substantial valuation discount to narrow over time. Treehouse Foods underperformed as more defensive names underperformed other more pro-cyclical areas of the market. In addition, given weaker private label category performance relative to branded within packaged food, Treehouse’s private label categories began to lose share, adding to concerns the company would not be able to accelerate its relatively poor organic growth performance over the next year or two. Equity Commonwealth underperformed following outperformance earlier during the pandemic. The company sold most of its real estate portfolio and held the majority of its assets in net cash, which can be deployed into future investment opportunities. We think this conservative positioning likely caused the stock to underperform other REIT stocks that are more geared to the economy reopening.

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CRM Mid Cap Value Fund returned 29.25% and 29.12% for the Institutional and Investor Share classes, respectively, in the six-month period, as compared to 28.14% and 28.86% for the Russell Midcap Value Index and the Russell Midcap Index, respectively3. Strong stock selection in the Information Technology, Energy, and Financials sectors contributed to the Fund’s relative outperformance versus both indices, and strong absolute performance. Individual holdings that contributed positively to performance during the period included (i) Envista Holdings Corporation, a provider of dental consumables, equipment, and services to dental professionals; (ii) BankUnited, Inc., a regional bank based in Florida and New York; and (iii) financial data service, Morningstar, Inc. Global dental volumes continued to sequentially improve from the April 2020 trough period. Domestically, volumes remain below the prior year period, but Envista’s profits are outperforming expectations as improving mix and managing costs brings profits closer to prior year results. Several dental industry peers have similarly reported improved profitability results, as dental offices have remained open during the most recent COVID-19 surges. BankUnited reported better-than-expected third quarter 2020 earnings due to improved credit quality. In addition, the company guided to a stabilizing net interest margin given its ability to lower deposit costs. Finally, the company continues to make solid progress on implementing cost savings from its BankUnited 2.0 profitability initiative. Morningstar’s organic revenue growth rebounded strongly in the third quarter, as the impacts of COVID-19 waned. In addition, operating margins continued to expand as the company progressed further in its integration of the rating agency, DBRS.

Holdings that detracted from Fund performance during the fiscal year included (i) MultiPlan Corporation, a healthcare transaction processor focused on reducing waste, fraud, and abuse; (ii) Mohawk Industries, Inc., a U.S. flooring manufacturer; and (iii) Diamondback Energy, Inc., a U.S. oil producer. MultiPlan underperformed during the period due to accusations surfacing from a short seller during the fourth quarter 2020. We believe the allegations are baseless and overlook many of the reasons MultiPlan has become a durable high margin and dominant player. In addition, given its multi-decade relationship with UnitedHealth, we expect revenues to continue to grow with this large customer for the foreseeable future. In addition, we expect continued strong results above expectations, continued enabling tuck-in acquisitions, and the substantial valuation discount to narrow over time. Mohawk Industries traded down amid the release of a detailed research report highlighting alleged aggressive accounting practices. In addition, the company reported it received subpoenas from the U.S. Attorney’s Office and SEC over related allegations. We sold the stock as these events called into question the recovery from self-inflicted execution mistakes over the last few years and housing related earnings recovery potential. Shares of Diamondback underperformed in early July alongside other oil and gas exploration and production companies.

CRM All Cap Value Fund returned 33.29% and 33.21% for the Institutional and Investor Share classes, respectively, during the period, as compared to 23.56% and 25.24% for the Russell 3000 Value Index and the Russell 3000 Index, respectively4. Strong performance in the Fund during the period was due to positive stock selection across all sectors, with the exception of Materials and Real Estate. Stock selection in the Information Technology, Consumer Discretionary, and Energy sectors was a particularly strong tailwind to performance. Leading contributors to Fund performance were (i) Valmont Industries, Inc., a manufacturer of poles and towers for infrastructure, communications, and utility end-markets as well as agricultural irrigation equipment; (ii) BankUnited, Inc., a regional bank based in Florida and New York; and (iii) RH, a high-end home furnishings business. Valmont Industries reported stronger quarterly results during the period following greater optimism over its irrigation business. This came as corn and global crop prices improved along with the outlook for farm income and agricultural capital. BankUnited reported better-than-expected third quarter 2020 earnings due to improved credit quality. In addition, the company guided to a stabilizing net interest margin given its ability to lower deposit costs. Finally, the company continues to make solid progress on implementing

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cost savings from its BankUnited 2.0 profitability initiative. RH reflected both better-than-expected top line trends as well as a significant margin beat.

Individual holdings that negatively impacted performance included (i) MultiPlan Corporation, a healthcare transaction processor focused on reducing waste, fraud, and abuse; (ii) Associated Banc-Corp, a Midwest regional bank; and (iii) Atmos Energy Corporation, a natural gas utility. MultiPlan underperformed during the period due to accusations surfacing from a short seller during the fourth quarter 2020. We believe the allegations are baseless and overlook many of the reasons MultiPlan has become a durable high margin and dominant player. In addition, given its multi-decade relationship with UnitedHealth, we expect revenues to continue to grow with this large customer for the foreseeable future. In addition, we expect continued strong results above expectations, continued enabling tuck-in acquisitions, and the substantial valuation discount to narrow over time. Associated Banc-Corp came under pressure due to a combination of credit concerns related to the pandemic coupled with earnings pressure from the low-interest-rate environment. We exited our position to reinvest in more compelling risk/reward opportunities within this portfolio. While Atmos managed through COVID-19 with no revisions to their earnings, they saw their multiples contract as the Biden presidential win put pressure on all fossil fuel related companies.

CRM Long/Short Opportunities Fund returned 18.36% in the first half of the fiscal year as compared to 22.16% for the S&P 5005. During the six-month period ended December 31, 2020, our long book contributed to the strong performance of the Fund, while performance in our short book was a headwind. In the short book, performance in the Industrials, Consumer Discretionary, and Information Technology sectors weighed on performance. In terms of exposure during the period, the Fund averaged approximately 100% gross long, 48% gross short, and 52% net long.

The top contributors in the long portfolio were (i) Sunrun, Inc., the leading residential solar installer in the U.S.; (ii) Tenable Holdings, Inc., a cybersecurity company; and (iii) branded apparel company, G-III Apparel Group, Ltd. Sunrun announced the acquisition of Vivint Solar during the period. We view this as a transformative deal, which we believe makes the new entity the most significant player in a fast-growing market. Solar is benefitting from several accelerating trends: customer desire to take control of energy usage, to capture monthly savings against monthly utility bills, the nesting dynamic, and the home as a business and educational hub for students. Sunrun provides users better continuity of service vs. traditional grid services, which are increasingly being interrupted by storms and grid failure. Tenable Holdings reported strong second-quarter 2020 results and turned profitable for the first time as a public company. The company also benefited from the SolarWinds cyberattack, which created significant awareness around cybersecurity vulnerabilities. G-III Apparel Group responded positively to vaccine news throughout November as well as a better-than-expected third quarter 2020 earnings report.

Top individual names that negatively impacted the long portfolio included (i) MultiPlan Corporation, a healthcare transaction processor focused on reducing waste, fraud, and abuse; (ii) Kirby Corporation, an inland barge, coastal tanker, and onshore Oil and Gas equipment supplier; and (iii) JAMF Holding Corporation, the parent corporation of JAMF Software, the leader in Apple device management. MultiPlan underperformed due to accusations surfacing from a short seller during the fourth quarter 2020. We believe the allegations are baseless and overlook many of the reasons MultiPlan has become a durable high margin and dominant player. In addition, given its multi-decade relationship with UnitedHealth, we expect revenues to continue to grow with this large customer for the foreseeable future. In addition, we expect continued strong results above expectations, continued enabling tuck-in acquisitions, and the substantial valuation discount to narrow over time. As a result of COVID-19 related shut-ins, Kirby Corporation declined on low customer utilization

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levels in the black oil and petrochemicals industry. This declining customer utilization has put pressure on spot pricing contracts and paused the company’s ability to do more consolidating M&A. While JAMF Holding Corporation reported strong results in the third quarter 2020, its largest shareholder issued a secondary offering in the fourth quarter 2020, which pressured shares.

Our leading short contributors included (i) an infrastructure software provider; (ii) a large grocer; and (iii) a large food company. While an infrastructure software provider delivered in-line second quarter 2020 results, the transition to a subscription model took a step back as a large, early customer failed to renew their agreement. Shares of a large grocer were under pressure as revenue continued to exceed expectations but commensurate profit flow through is weak. A large food company posted in-line earnings but a growing concern regarding an increase in future promotions dwarfed recent results.

The top detractors in the short portfolio were (i) a solar inverter company; (ii) a fuel cell manufacturer; and (iii) an LED components and fixtures manufacturer. A leading solar inverter company appreciated despite significantly lowering fourth quarter 2020 guidance and announcing further delays in its storage product. Even with this news, clean energy ETFs and retail investors purchased the stock indiscriminately. A fuel cell manufacturer appreciated despite significantly lowering fourth quarter 2020 guidance and laying out 2021 guidance below expectations. A leading LED components and fixtures manufacturer appreciated on optimism around Green building retrofits in the U.S. and Europe and hopes around a UV technology that could be used to zap the Coronavirus in retail and commercial settings.

Sincerely,

Ronald H. McGlynn
Trustee and President, CRM Mutual Fund Trust

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1Russell 2000 Value Index is the Fund’s benchmark. The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged, capitalization weighted index of 2,000 small cap U.S. companies. It is not possible to invest directly in an index.

2Russell 2500 Value Index is the Fund’s benchmark. The Russell 2500 Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. It is not possible to invest directly in an index.

3Russell Midcap Value Index is the Fund’s benchmark. The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents the performance of the 1,000 largest companies in the U.S. equity market. It is not possible to invest directly in an index.

4Russell 3000 Value Index is the Fund’s benchmark. The Russell 3000 Value Index measures the performance of those companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged, capitalization weighted index of the 3,000 largest U.S. companies, which represent approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

5S&P 500 Index is an index of 500 companies chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. During the period, certain fees and expenses were waived by the Funds’ service providers. Without these waivers, total returns would have been lower.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings. The information contained herein is not a complete analysis of every aspect of any market, industry, security, or Fund. Opinions expressed herein are as of December 31, 2020 and are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Investments in small and mid capitalization companies generally are more volatile due to limited product lines, fewer capital resources and less depth of management than larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values or that the investment has not been undervalued by the market. Investments in foreign securities, including emerging markets, involve special risks such as greater social, economic, regulatory, and political uncertainties, and currency fluctuation.

The Long/Short Opportunities Fund will hold long equity securities that the Fund’s adviser has identified as undervalued and take short positions (through short sales) in equity securities that the Fund’s adviser has identified as overvalued or poised for underperformance. Short sales involve significant risks, including the risk that the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Short sales involve borrowing securities and then selling them, which may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow.

This report must be preceded or accompanied by the current prospectus for the Funds. Before investing, you should carefully read the prospectus and consider the investment objectives, risks, charges and expenses of the Funds. Additional copies of the prospectus may be obtained at www.crmfunds.com or at 800-CRM-2883.

Distributed by ALPS Distributors, Inc.

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CRM FUNDS EXPENSE DISCLOSURE (Unaudited)

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2020 through December 31, 2020). The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the six-month period July 1, 2020 to December 31, 2020.

The Expense Tables below illustrate your Fund’s expenses in two ways.

●

Actual fund return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

●

Hypothetical 5% return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs that may be levied by other funds, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

CRM Funds
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CRM FUNDS EXPENSE DISCLOSURE (Unaudited) (Concluded)

For the Six Months Ended December 31, 2020

Expense Table

Fund/Class	Beginning Account Value 07/01/20	Ending Account Value 12/31/20	Annualized Expense Ratio(1)	Expenses Paid During Period(2)
CRM Small Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,316.30	1.18%	$6.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.26	1.18%	$6.01

CRM Small Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,317.40	0.94%	$5.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.47	0.94%	$4.79

CRM Small/Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,372.30	1.17%	$7.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	1.17%	$5.96

CRM Small/Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,374.10	0.96%	$5.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	0.96%	$4.89

CRM Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,291.20	1.18%	$6.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.26	1.18%	$6.01

CRM Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,292.50	0.97%	$5.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.32	0.97%	$4.94

CRM All Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,332.10	1.38%	$8.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	1.38%	$7.02

CRM All Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,332.90	1.13%	$6.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.51	1.13%	$5.75

CRM Long/Short Opportunities Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,183.60	2.26%	$12.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.81	2.26%	$11.47

(1)

The expense ratio for CRM Long/Short Opportunities Fund includes the impact of dividend expense and net interest expense (when applicable), on securities sold short. Excluding such expenses, the ratio of expenses to average net assets would have been 1.60%.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the most recent one-half year period).

CRM Funds
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CRM FUNDS DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

PORTFOLIO HOLDINGS
December 31, 2020

The following tables present a summary of the portfolio holdings of each of the CRM Funds as a percentage of their total investments, before short-term investments held as collateral for loaned securities.

CRM Small Cap Value Fund-Sector Allocation
Common Stock
Financials	24.5%
Industrials	22.9
Consumer Discretionary	14.3
Technology	9.9
Consumer Staples	7.4
Real Estate	4.4
Utilities	3.8
Health Care	3.7
Energy	3.2
Materials	3.1
Communications	1.9
Short-Term Investments	0.9
100.0%

CRM Small/Mid Cap Value Fund-Sector Allocation
Common Stock
Industrials	22.8%
Financials	19.9
Consumer Discretionary	11.2
Technology	9.2
Materials	9.1
Health Care	6.0
Consumer Staples	5.5
Real Estate	5.4
Energy	4.9
Utilities	3.5
Short-Term Investments	2.5
100.0%

CRM Mid Cap Value Fund - Sector Allocation
Common Stock
Industrials	24.0%
Financials	15.5
Technology	13.2
Health Care	9.5
Materials	7.9
Consumer Discretionary	7.2
Utilities	7.0
Real Estate	5.0
Energy	3.9
Consumer Staples	3.5
Short-Term Investments	3.3
100.0%

CRM All Cap Value Fund-Sector Allocation
Common Stock
Financials	20.9%
Industrials	18.9
Technology	16.7
Health Care	10.3
Consumer Discretionary	9.4
Consumer Staples	6.9
Utilities	3.8
Real Estate	3.7
Energy	2.2
Communications	1.8
Materials	1.7
Short-Term Investments	3.7
100.0%

CRM Funds
10

CRM FUNDS DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Concluded)

The following table presents a summary of the portfolio holdings of the CRM Long/Short Opportunities Fund as a percentage of its total net assets.

CRM Long/Short Opportunities Fund - Sector Allocation
Common Stock
Industrials	20.9%
Technology	16.8
Consumer Discretionary	16.5
Consumer Staples	12.1
Health Care	8.9
Financials	7.1
Energy	4.2
Utilities	3.6
Communications	3.1
Real Estate	2.6
Materials	1.2
Short-Term Investments	5.0
Common Stock Sold Short
Real Estate	(0.3)
Financials	(0.4)
Energy	(1.6)
Consumer Discretionary	(3.3)
Health Care	(3.7)
Communications	(4.5)
Consumer Staples	(5.4)
Technology	(5.7)
Industrials	(9.5)
67.6%

Portfolio holdings are subject to change at any time.

CRM Funds
11

CRM FUNDS CRM SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS December 31, 2020 (Unaudited)

Shares		Value
COMMON STOCK — 98.8%
Communications — 1.9%
Telecommunications — 1.9%
409,325	Vonage Holdings Corp.[1]	$5,270,059
Consumer Discretionary — 14.3%
Apparel & Textile Products — 2.9%
227,680	Steven Madden Ltd.	8,041,658
Consumer Services — 4.4%
1,328,068	Regis Corp.[1]	12,204,945
Home Construction — 3.3%
218,630	JELD-WEN Holding, Inc.[1]	5,544,457
119,200	Skyline Champion Corp.[1]	3,688,048
		9,232,505
Wholesale - Discretionary — 3.7%
441,795	G-III Apparel Group Ltd.[1]	10,488,213
Total Consumer Discretionary		39,967,321
Consumer Staples — 7.3%
Beverages — 3.2%
577,222	Primo Water Corp.	9,050,841
Household Products — 4.1%
146,405	Clearwater Paper Corp.[1]	5,526,789
243,912	elf Beauty, Inc.[1]	6,144,143
		11,670,932
Total Consumer Staples		20,721,773
Energy — 3.2%
Oil & Gas Services & Equipment — 3.2%
581,597	ChampionX Corp.[1]	8,898,434
Financials — 24.4%
Banking — 19.3%
260,589	Amalgamated Bank, Class A	3,580,493
497,744	Associated Banc-Corp	8,486,535
314,585	BancorpSouth Bank	8,632,212
302,635	BankUnited, Inc.	10,525,646
350,540	Capitol Federal Financial, Inc.	4,381,750
272,935	Hancock Whitney Corp.[1]	9,285,250
865,784	Investors Bancorp, Inc.	9,142,679
		54,034,565
Institutional Financial Services — 2.1%
126,773	Moelis & Co., Class A	5,927,905
Insurance — 1.7%
98,116	James River Group Holdings, Ltd.	4,822,401

Shares		Value
Financials — (continued)
Specialty Finance — 1.3%
73,974	Stewart Information Services Corp.	$3,577,383
Total Financials		68,362,254
Health Care — 3.7%
Medical Equipment & Devices — 3.7%
310,458	Envista Holdings Corp.[1]	10,471,748
Industrials — 22.8%
Aerospace & Defense — 3.0%
146,716	Kaman Corp.	8,381,885
Commercial Support Services — 2.9%
107,384	Clean Harbors, Inc.[1]	8,171,922
Electrical Equipment — 3.5%
180,829	SPX Corp.[1]	9,862,414
Engineering & Construction — 2.0%
102,568	Arcosa, Inc.	5,634,060
Industrial Intermediate Products — 4.2%
66,804	Valmont Industries, Inc.	11,686,024
Industrial Support Services — 2.4%
84,781	Applied Industrial Technologies, Inc.	6,612,070
Machinery — 2.0%
457,702	Mueller Water Products, Inc. - Series A	5,666,351
Transportation & Logistics — 2.8%
154,093	Kirby Corp.[1]	7,986,640
Total Industrials		64,001,366
Materials — 3.1%
Chemicals — 3.1%
131,228	GCP Applied Technologies, Inc.[1]	3,103,542
35,228	Rogers Corp.[1]	5,470,556
Total Materials		8,574,098
Real Estate — 4.4%
Office — 4.4%
227,409	American Assets Trust, Inc.	6,567,572
218,398	Corporate Office Properties Trust	5,695,820
Total Real Estate		12,263,392
Technology — 9.9%
Software — 5.4%
136,373	Agilysys, Inc.[1]	5,233,996
156,592	Brightcove, Inc.[1]	2,881,293
40,180	Envestnet, Inc.[1]	3,306,412
296,300	Tufin Software Technologies Ltd.[1]	3,697,824
		15,119,525

See accompanying notes to financial statements.		CRM Funds
12

CRM FUNDS CRM SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2020 (Unaudited)

Shares		Value
Technology — (continued)
Technology (Services) — 4.5%
138,077	Open Lending Corp.[1]	$4,827,172
855,022	PAE, Inc.[1,2]	7,849,102
		12,676,274
Total Technology		27,795,799
Utilities — 3.8%
Electric Utilities — 2.0%
93,148	Black Hills Corp.	5,723,944
Gas & Water Utilities — 1.8%
49,855	SJW Group	3,457,943
25,716	Southwest Gas Holdings, Inc.	1,562,247
		5,020,190
Total Utilities		10,744,134
TOTAL COMMON STOCK (Cost $223,860,891)		277,070,378

SHORT-TERM INVESTMENTS — 0.9%
1,229,181	Blackrock Liquidity Funds Temp Cash Portfolio, Institutional Series, 0.01%[3]	1,229,181
1,229,183	Federated Hermes Treasury Obligations Fund, Institutional Series, 0.01%[3]	1,229,183
SHORT-TERM INVESTMENTS (Cost $2,458,364)		2,458,364
Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities – 99.7% (Cost $226,319,255)		279,528,742

Shares		Value
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES— 0.0%[4]
964	With Citibank NA: at 0.05%, dated 12/31/20, to be repurchased on 1/4/21, repurchase price $964 (collateralized by US Treasury Securities, par values ranging from $1 - $636, coupon rates ranging from 0.00% to 2.63%, 6/30/21 - 12/31/25; total market value $983)	$964
TOTAL SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (Cost $964)		964

TOTAL INVESTMENTS — 99.7% (Cost $226,320,219)		279,529,706	[5]
OTHER ASSETS IN EXCESS OF LIABILITIES- 0.3%		888,086
TOTAL NET ASSETS — 100.0%		$280,417,792

See accompanying notes to financial statements.		CRM Funds
13

CRM FUNDS CRM SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Concluded) December 31, 2020 (Unaudited)

A Summary of inputs used to value the Fund’s investments as of December 31, 2020 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stock	$277,070,378	$277,070,378	—	—
Short-Term Investments	2,458,364	2,458,364	—	—
Short-Term Investments Held As Collateral For Loaned Securities	964	—	$964	—
Total Investments in Securities	$279,529,706	$279,528,742	$964	—

There were no transfers into or out of Level 3 related to securities held at December 31, 2020.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	Rate disclosed is the seven day effective yield as of December 31, 2020.
[4]	Percentage rounds to less than 0.1%.
[5]

At December 31, 2020, the market value of securities on loan for CRM Small Cap Value Fund was $918. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes to financial statements.		CRM Funds
14

CRM FUNDS CRM SMALL/MID CAP VALUE FUND SCHEDULE OF INVESTMENTS December 31, 2020 (Unaudited)

Shares		Value
COMMON STOCK — 97.6%
Consumer Discretionary — 11.2%
Home Construction — 1.5%
149,350	Skyline Champion Corp.[1]	$4,620,889
Retail - Discretionary — 2.0%
13,138	RH1	5,879,518
Wholesale - Discretionary — 7.7%
471,831	G-III Apparel Group Ltd.[1]	11,201,268
333,395	LKQ Corp.[1]	11,748,840
		22,950,108
Total Consumer Discretionary		33,450,515
Consumer Staples — 5.5%
Beverages — 3.2%
617,681	Primo Water Corp.	9,685,238
Food — 2.3%
269,085	Nomad Foods Ltd.[1]	6,840,141
Total Consumer Staples		16,525,379
Energy — 4.9%
Oil & Gas Producers — 1.9%
401,542	Parsley Energy, Inc., Class A	5,701,896
Oil & Gas Services & Equipment — 1.8%
358,104	ChampionX Corp.[1]	5,478,991
Renewable Energy — 1.2%
50,415	Sunrun, Inc.[1]	3,497,793
Total Energy		14,678,680
Financials — 19.9%
Banking — 12.7%
406,784	Associated Banc-Corp	6,935,667
249,241	BancorpSouth Bank	6,839,173
215,816	BankUnited, Inc.	7,506,080
994,115	Investors Bancorp, Inc.	10,497,854
353,263	TFS Financial Corp.	6,228,027
		38,006,801
Institutional Financial Services — 2.0%
129,902	Moelis & Co., Class A	6,074,218
Insurance — 5.2%
125,767	American Financial Group, Inc.	11,019,705
68,624	W.R. Berkley Corp.	4,558,006
		15,577,711
Total Financials		59,658,730

Shares		Value
Health Care — 6.0%
Medical Equipment & Devices — 6.0%
9,131	Bio-Rad Laboratories, Inc., Class A1	$5,322,825
377,148	Envista Holdings Corp.[1]	12,721,202
		18,044,027
Industrials — 22.8%
Aerospace & Defense — 4.1%
139,290	Kaman Corp.	7,957,637
11,073	Teledyne Technologies, Inc.[1]	4,340,395
		12,298,032
Commercial Support Services — 7.1%
133,649	Clean Harbors, Inc.[1]	10,170,689
182,911	Terminix Global Holdings, Inc.[1]	9,330,290
23,006	TriNet Group, Inc.[1]	1,854,284
		21,355,263
Industrial Intermediate Products — 4.2%
71,575	Valmont Industries, Inc.	12,520,615
Industrial Support Services — 2.3%
88,561	Applied Industrial Technologies, Inc.	6,906,872
Machinery — 3.3%
80,947	Regal-Beloit Corp.	9,941,101
Transportation & Logistics — 1.8%
103,558	Kirby Corp.[1]	5,367,411
Total Industrials		68,389,294
Materials — 9.1%
Chemicals — 4.0%
114,546	GCP Applied Technologies, Inc.[1]	2,709,013
102,627	RPM International, Inc.	9,316,479
		12,025,492
Construction Materials — 5.1%
62,311	Carlisle Cos., Inc.	9,731,731
52,733	Eagle Materials, Inc.	5,344,490
		15,076,221
Total Materials		27,101,713
Real Estate — 5.4%
Office — 5.4%
242,481	Corporate Office Properties Trust	6,323,904
205,255	Cousins Properties, Inc.	6,876,043
106,133	Equity Commonwealth	2,895,308
		16,095,255

See accompanying notes to financial statements.		CRM Funds
15

CRM FUNDS CRM SMALL/MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2020 (Unaudited)

Shares		Value
Technology — 9.3%
Semiconductors — 1.5%
42,698	Cree, Inc.[1]	$4,521,718
Software — 5.9%
168,386	Clarivate PLC[1],2	5,002,748
52,774	PTC, Inc.[1]	6,312,298
120,483	Tenable Holdings, Inc.[1]	6,296,442
		17,611,488
Technology Services — 1.9%
693,795	Multiplan Corp.1,[3]	5,543,422
Total Technology		27,676,628
Utilities — 3.5%
Electric Utilities — 1.2%
60,032	Black Hills Corp.	3,688,966
Gas & Water Utilities — 2.3%
296,329	Nisource, Inc.	6,797,788
Total Utilities		10,486,754
TOTAL COMMON STOCK (Cost $207,423,238)		292,106,975

SHORT-TERM INVESTMENTS — 2.4%
3,661,459	Blackrock Liquidity Funds Temp Cash Portfolio, Institutional Series, 0.01%[4]	3,661,459
3,661,459	Federated Hermes Treasury Obligations Fund, Institutional Series, 0.01%[4]	3,661,459
TOTAL SHORT-TERM INVESTMENTS (Cost $7,322,918)		7,322,918
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES – 100.0% (Cost $214,746,156)		299,429,893
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 2.0%
MONEY MARKET FUNDS — 0.3%
482,000	Goldman Sachs Financial Square Government Fund	482,000
482,000	JPMorgan U.S. Government Money Market Fund	482,000
TOTAL MONEY MARKET FUNDS (Cost $964,000)		964,000

Principal		Value
REPURCHASE AGREEMENTS — 1.7%
$1,430,627	With Bank of America Securities, Inc.: at 0.06%, dated 12/31/20, to be repurchased on 1/4/21, repurchase price $1,430,637 (collateralized by US Treasury Securities, par values ranging from $53,375 - $293,319, coupon rates ranging from 0.25% to 2.88%, 6/30/21 - 5/15/30; total market value $1,455,827)	$1,430,627
767,805	With Citibank NA: at 0.05%, dated 12/31/20, to be repurchased on 1/4/21, repurchase price $767,809 (collateralized by US Treasury Securities, par values ranging from $1 - $506,759, coupon rates ranging from 0.25% to 2.63%, 3/25/21 - 1/15/28; total market value $782,879)	767,805
1,430,627	With JP Morgan Securities LLC: at 0.06%, dated 12/31/20, to be repurchased on 1/4/21, repurchase price $1,430,637 (collateralized by US Treasury Securities, par values ranging from $677,734 - $713,294, coupon rates ranging from 1.88% to 2.50%, 5/31/22 - 8/15/23; total market value $1,451,470)	1,430,627
1,430,627	With Mizuho Securities USA, LLC.: at 0.05%, dated 12/31/20, to be repurchased on 1/4/21, repurchase price $1,430,635 (collateralized by US Treasury Securities, par values ranging from $4 - $326,562, coupon rates ranging from 0.25% to 2.75%, 7/31/21 - 12/31/25; total market value $1,454,055)	1,430,627
TOTAL REPURCHASE AGREEMENTS (Cost $5,059,686)		5,059,686
TOTAL SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (Cost $6,023,686)		6,023,686

TOTAL INVESTMENTS — 102.0% (Cost $220,769,842)		305,453,579	[5]
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.0)%		(5,916,382)
NET ASSETS — 100.0%		$299,537,197

See accompanying notes to financial statements.		CRM Funds
16

CRM FUNDS CRM SMALL/MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Concluded) December 31, 2020 (Unaudited)

A Summary of inputs used to value the Fund’s investments as of December 31, 2020 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stock	$292,106,975	$292,106,975	—	—
Short-Term Investments	7,322,918	7,322,918	—	—
Short-Term Investments Held As Collateral For Loaned Securities	6,023,686	964,000	$5,059,686	—
Total Investments in Securities	$305,453,579	$300,393,893	$5,059,686	—

There were no transfers into or out of Level 3 related to securities held at December 31, 2020.

[1]	Non-income producing security.
[2]	PLC - Public Limited Company.
[3]	Security partially or fully on loan.
[4]	Rate disclosed is the seven day effective yield as of December 31, 2020.
[5]

At December 31, 2020, the market value of securities on loan for CRM Small/Mid Cap Value Fund was $5,543,422. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes to financial statements.		CRM Funds
17

CRM FUNDS CRM MID CAP VALUE FUND SCHEDULE OF INVESTMENTS December 31, 2020 (Unaudited)

Shares		Value
COMMON STOCK — 98.0%
Consumer Discretionary — 7.3%
Apparel & Textile Products — 3.2%
370,926	Steven Madden Ltd.	$13,101,106
Wholesale - Discretionary — 4.1%
480,681	LKQ Corp.[1]	16,939,199
Total Consumer Discretionary		30,040,305
Consumer Staples — 3.6%
Food — 3.6%
385,548	Nomad Foods Ltd.[1]	9,800,630
115,651	TreeHouse Foods, Inc.[1]	4,914,011
		14,714,641
Energy — 3.9%
Oil & Gas Producers — 1.8%
64,979	Pioneer Natural Resources Co.	7,400,458
Oil & Gas Services & Equipment — 2.1%
562,385	ChampionX Corp.[1]	8,604,491
Total Energy		16,004,949
Financials — 15.6%
Banking — 7.5%
320,139	BancorpSouth Bank	8,784,614
374,097	BankUnited, Inc.	13,011,094
852,350	Investors Bancorp, Inc.	9,000,816
		30,796,524
Institutional Financial Services — 2.2%
125,907	State Street Corp.	9,163,511
Insurance — 5.9%
180,577	American Financial Group, Inc.	15,822,157
126,860	W.R. Berkley Corp.	8,426,041
		24,248,198
Total Financials		64,208,233
Health Care — 9.6%
Medical Equipment & Devices — 9.6%
457,136	Avantor, Inc.[1]	12,868,378
13,018	Bio-Rad Laboratories, Inc., Class A1	7,588,713
563,684	Envista Holdings Corp.[1]	19,013,062
		39,470,153
Industrials — 24.4%
Aerospace & Defense — 1.5%
15,859	Teledyne Technologies, Inc.[1]	6,216,411
Commercial Support Services — 3.9%
260,169	Terminix Global Holdings, Inc.[1]	13,271,220

Shares		Value
Industrials — (continued)
Commercial Support Services — (continued)
33,258	TriNet Group, Inc.[1]	$2,680,595
		15,951,815
Diversified Industrials — 2.9%
93,881	Dover Corp.	11,852,476
Electrical Equipment — 5.4%
77,486	AMETEK, Inc.	9,371,157
187,178	Otis Worldwide Corp.	12,643,875
		22,015,032
Industrial Intermediate Products — 4.3%
101,396	Valmont Industries, Inc.	17,737,202
Industrial Support Services — 2.5%
128,079	Applied Industrial Technologies, Inc.	9,988,881
Machinery — 3.9%
131,365	Regal-Beloit Corp.	16,132,936
Total Industrials		99,894,753
Materials — 8.0%
Chemicals — 3.4%
154,938	RPM International, Inc.	14,065,272
Construction Materials — 4.6%
83,394	Carlisle Cos., Inc.	13,024,474
38,902	Vulcan Materials Co.	5,769,556
		18,794,030
Total Materials		32,859,302
Real Estate — 5.1%
Office — 3.6%
287,067	Cousins Properties, Inc.	9,616,745
180,340	Equity Commonwealth	4,919,675
		14,536,420
Specialized — 1.5%
8,830	Equinix, Inc.	6,306,209

Total Real Estate		20,842,629
Technology — 13.4%
Semiconductors — 2.5%
73,163	Microchip Technology, Inc.	10,104,542
Software — 6.0%
226,594	Clarivate PLC[1],2	6,732,108
73,102	PTC, Inc.[1]	8,743,730
173,411	Tenable Holdings, Inc.[1]	9,062,458
		24,538,296

See accompanying notes to financial statements.		CRM Funds
18

CRM FUNDS CRM MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2020 (Unaudited)

Shares		Value
Technology — (continued)
Technology Services — 4.9%
51,946	Morningstar, Inc.	$12,029,136
997,663	Multiplan Corp.1,[3]	7,971,327
		20,000,463
Total Technology		54,643,301
Utilities — 7.1%
Electric Utilities — 2.3%
156,313	Black Hills Corp.	9,605,434
Gas & Water Utilities — 4.8%
84,218	Atmos Energy Corp.	8,036,924
503,221	Nisource, Inc.	11,543,889
		19,580,813
Total Utilities		29,186,247
TOTAL COMMON STOCK (Cost $283,156,304)		401,864,513

SHORT-TERM INVESTMENTS — 3.4%
6,873,575	Blackrock Liquidity Funds Temp Cash Portfolio, Institutional Series, 0.01%[4]	6,873,575
6,873,576	Federated Hermes Treasury Obligations Fund, Institutional Series, 0.01%[4]	6,873,576
TOTAL SHORT-TERM INVESTMENTS (Cost $13,747,151)		13,747,151
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES – 101.4% (Cost $296,903,455)		415,611,664

COLLATERAL FOR SECURITIES LOANED — 1.3%
MONEY MARKET FUNDS — 0.2%
436,000	Goldman Sachs Financial Square Government Fund	436,000
281,000	JPMorgan U.S. Government Money Market Fund	281,000
TOTAL MONEY MARKET FUNDS (Cost $717,000)		717,000

Principal		Value
REPURCHASE AGREEMENTS — 1.1%
$1,292,071	With Bank of America Securities, Inc.: at 0.06%, dated 12/31/20, to be repurchased on 1/4/21, repurchase price $1,292,080 (collateralized by US Treasury Securities, par values ranging from $48,205 - $264,911, coupon rates ranging from 0.25% to 2.88%, 6/30/21 - 5/15/30; total market value $1,314,830)	$1,292,071
847,078	With Citigroup Global Markets, Inc.: at 0.05%, dated 12/31/20, to be repurchased on 1/4/21, repurchase price $847,083 (collateralized by US Treasury Securities, par values ranging from $1 - $737,252, coupon rates ranging from 0.25% to 2.75%, 4/30/25 - 2/15/50; total market value $863,144)	847,078
1,292,071	With JP Morgan Securities LLC: at 0.06%, dated 12/31/20, to be repurchased on 1/4/21, repurchase price $1,292,080 (collateralized by US Treasury Securities, par values ranging from $612,096 - $644,212, coupon rates ranging from 1.88% to 2.50%, 5/31/22 - 8/15/23; total market value $1,310,896)	1,292,071
1,292,071	With Mizuho Securities USA, LLC.: at 0.05%, dated 12/31/20, to be repurchased on 1/4/21, repurchase price $1,292,078 (collateralized by US Treasury Securities, par values ranging from $4 - $294,935, coupon rates ranging from 0.25% to 2.75%, 7/31/21 - 12/31/25; total market value $1,313,230)	1,292,071
TOTAL REPURCHASE AGREEMENTS (Cost $4,723,291)		4,723,291
TOTAL SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (Cost $5,440,291)		5,440,291

TOTAL INVESTMENTS — 102.7% (Cost $302,343,746)		421,051,955	[5]
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.7)%		(10,950,175)
NET ASSETS — 100.0%		$410,101,780

See accompanying notes to financial statements.		CRM Funds
19

CRM FUNDS CRM MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Concluded) December 31, 2020 (Unaudited)

A Summary of inputs used to value the Fund’s investments as of December 31, 2020 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stock	$401,864,513	$401,864,513	—	—
Short-Term Investments	13,747,151	13,747,151	—	—
Short-Term Investments Held As Collateral For Loaned Securities	5,440,291	717,000	$4,723,291	—
Total Investments in Securities	$421,051,955	$416,328,664	$4,723,291	—

There were no transfers into or out of Level 3 related to securities held at December 31, 2020.

[1]	Non-income producing security.
[2]	PLC - Public Limited Company.
[3]	Security partially or fully on loan.
[4]	Rate disclosed is the seven day effective yield as of December 31, 2020.
[5]

At December 31, 2020, the market value of securities on loan for CRM Mid Cap Value Fund was $4,967,535. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes to financial statements.		CRM Funds
20

CRM FUNDS CRM ALL CAP VALUE FUND SCHEDULE OF INVESTMENTS December 31, 2020 (Unaudited)

Shares		Value
COMMON STOCK — 95.5%
Communications — 1.8%
Telecommunications — 1.8%
47,350	Vonage Holdings Corp.[1]	$609,631
Consumer Discretionary — 9.4%
Apparel & Textile Products — 2.9%
27,938	Steven Madden Ltd.	986,770
Retail - Discretionary — 1.8%
1,388	RH1	621,158
Wholesale - Discretionary — 4.7%
28,788	G-III Apparel Group Ltd.[1]	683,427
25,267	LKQ Corp.[1]	890,409
		1,573,836
Total Consumer Discretionary		3,181,764
Consumer Staples — 6.8%
Beverages — 3.5%
76,265	Primo Water Corp.	1,195,836
Household Products — 3.3%
44,360	elf Beauty, Inc.[1]	1,117,428
Total Consumer Staples		2,313,264
Energy — 2.2%
Oil & Gas Services & Equipment — 2.2%
48,377	ChampionX Corp.[1]	740,168
Financials — 20.8%
Banking — 9.2%
21,542	BancorpSouth Bank	591,112
26,094	BankUnited, Inc.	907,549
71,839	Investors Bancorp, Inc.	758,620
6,867	JPMorgan Chase & Co.	872,590
		3,129,871
Institutional Financial Services — 2.8%
13,256	State Street Corp.	964,772
Insurance — 8.8%
13,221	American Financial Group, Inc.	1,158,423
26,395	American International Group, Inc.	999,315
12,242	W.R. Berkley Corp.	813,114
		2,970,852
Total Financials		7,065,495
Health Care — 10.2%
Biotech & Pharma — 2.2%
4,769	Johnson & Johnson	750,545

Shares		Value
Health Care — (continued)
Medical Equipment & Devices — 8.0%
38,328	Avantor, Inc.[1]	$1,078,934
2,807	Danaher Corp.	623,547
29,776	Envista Holdings Corp.[1]	1,004,344
		2,706,825
Total Health Care		3,457,370
Industrials — 18.7%
Aerospace & Defense — 4.0%
23,949	Kaman Corp.	1,368,206
Commercial Support Services — 2.0%
13,465	Terminix Global Holdings, Inc.[1]	686,850
Electrical Equipment — 1.7%
8,612	Otis Worldwide Corp.	581,741
Industrial Intermediate Products — 3.5%
6,771	Valmont Industries, Inc.	1,184,451
Machinery — 4.1%
11,236	Regal-Beloit Corp.	1,379,893
Transportation & Logistics — 3.4%
22,613	Kirby Corp.[1]	1,172,032
Total Industrials		6,373,173
Materials — 1.7%
Chemicals — 1.7%
6,454	RPM International, Inc.	585,894
Real Estate — 3.7%
Office — 1.8%
17,847	Cousins Properties, Inc.	597,875
Specialized — 1.9%
931	Equinix, Inc.	664,901
Total Real Estate		1,262,776
Technology — 16.5%
Semiconductors — 5.3%
1,558	Broadcom, Inc.	682,170
5,044	Cree, Inc.[1]	534,160
4,186	Microchip Technology, Inc.	578,128
		1,794,458
Software — 7.6%
19,066	Clarivate PLC[1],2	566,451
3,364	Microsoft Corp.	748,221
4,469	PTC, Inc.[1]	534,537
14,479	Tenable Holdings, Inc.[1]	756,673
		2,605,882

See accompanying notes to financial statements.		CRM Funds
21

CRM FUNDS CRM ALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2020 (Unaudited)

Shares		Value
Technology — (continued)
Technology Services — 3.6%
76,434	Multiplan Corp.[1]	$610,708
44,573	Paya Holdings, Inc.[1]	605,301
		1,216,009
Total Technology		5,616,349
Utilities — 3.7%
Electric Utilities — 2.4%
10,636	NextEra Energy, Inc.	820,567
Gas & Water Utilities — 1.3%
4,713	Atmos Energy Corp.	449,762
Total Utilities		1,270,329
TOTAL COMMON STOCK (Cost $24,408,267)		32,476,213

Shares		Value
SHORT-TERM INVESTMENTS — 3.7%
628,338	Blackrock Liquidity Funds Temp Cash Portfolio, Institutional Series, 0.01%[3]	$628,338
628,337	Federated Hermes Treasury Obligations Fund, Institutional Series, 0.01%[3]	628,337
TOTAL SHORT-TERM INVESTMENTS (Cost $1,256,675)		1,256,675
TOTAL INVESTMENTS — 99.2% (Cost $25,664,942)		33,732,888
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.8%		257,540
NET ASSETS — 100.0%		$33,990,428

See accompanying notes to financial statements.		CRM Funds
22

CRM FUNDS CRM ALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Concluded) December 31, 2020 (Unaudited)

A summary of inputs used to value the Fund’s investments as of December 31, 2020 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stock	$32,476,213	$32,476,213	—	—
Short-Term Investments	1,256,675	1,256,675	—	—
Total investments in Securities	$33,732,888	$33,732,888	—	—

There were no transfers into or out of Level 3 related to securities held at December 31, 2020.

[1]	Non-income producing security.
[2]	PLC - Public Limited Company.
[3]	Rate disclosed is the seven day effective yield as of December 31, 2020.

See accompanying notes to financial statements.		CRM Funds
23

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS December 31, 2020 (Unaudited)

Shares		Value
COMMON STOCK — 97.0%
Communications — 3.1%
Internet Media & Services — 3.1%
1,272	Booking Holdings, Inc.[1]	$2,833,087
Consumer Discretionary — 16.5%
Apparel & Textile Products — 3.0%
78,114	Steven Madden Ltd.	2,758,986
Consumer Services — 2.5%
246,851	Regis Corp.[1]	2,268,561
Home Construction — 1.8%
54,711	Skyline Champion Corp.[1]	1,692,758
Retail - Discretionary — 1.9%
3,892	RH1	1,741,748
Wholesale - Discretionary — 7.3%
136,811	G-III Apparel Group Ltd.[1]	3,247,893
96,462	LKQ Corp.[1]	3,399,322
		6,647,215
Total Consumer Discretionary		15,109,268
Consumer Staples — 12.1%
Beverages — 3.7%
215,021	Primo Water Corp.	3,371,529
Food — 2.4%
88,250	Nomad Foods Ltd.[1]	2,243,315
Household Products — 6.0%
49,445	Clearwater Paper Corp.[1]	1,866,549
143,439	elf Beauty, Inc.[1]	3,613,228
		5,479,777
Total Consumer Staples		11,094,621
Energy — 4.2%
Renewable Energy — 4.2%
55,283	Sunrun, Inc.[1]	3,835,534
Financials — 7.1%
Banking — 5.8%
38,539	Hancock Whitney Corp.[1]	1,311,097
31,607	JPMorgan Chase & Co.	4,016,301
		5,327,398
Specialty Finance — 1.3%
24,253	Stewart Information Services Corp.	1,172,875
Total Financials		6,500,273

Shares		Value
Health Care — 8.9%
Medical Equipment & Devices — 8.9%
86,276	Avantor, Inc.[1]	$2,428,669
8,779	Danaher Corp.	1,950,167
112,270	Envista Holdings Corp.[1]	3,786,868
Total Health Care		8,165,704
Industrials — 20.9%
Aerospace & Defense — 2.6%
41,604	Kaman Corp.	2,376,836
Commercial Support Services — 5.3%
35,851	Clean Harbors, Inc.[1]	2,728,260
42,487	Terminix Global Holdings, Inc.[1]	2,167,262
		4,895,522
Electrical Equipment — 2.9%
39,016	Otis Worldwide Corp.	2,635,531
Industrial Intermediate Products — 4.6%
23,987	Valmont Industries, Inc.	4,196,046
Machinery — 3.1%
22,785	Regal-Beloit Corp.	2,798,226
Transportation & Logistics — 2.4%
42,412	Kirby Corp.[1]	2,198,214
Total Industrials		19,100,375
Materials — 1.2%
Construction Materials — 1.2%
11,159	Eagle Materials, Inc.	1,130,965
Real Estate — 2.6%
Specialized — 2.6%
3,331	Equinix, Inc.	2,378,934
Technology — 16.8%
Semiconductors — 1.7%
10,185	QUALCOMM, Inc.	1,551,583
Software — 11.1%
873	C3.ai, Inc.[1]	121,129
64,562	Clarivate PLC[1],2	1,918,137
27,907	Jamf Holding Corp.[1]	834,977
8,818	Microsoft Corp.	1,961,300
12,841	PTC, Inc.[1]	1,535,912
73,815	Tenable Holdings, Inc.[1]	3,857,572
		10,229,027
Technology Services — 4.0%
322,396	PAE, Inc.[1]	2,959,595

See accompanying notes to financial statements.		CRM Funds
24

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2020 (Unaudited)

Shares		Value
Technology — (continued)
Technology Services — (continued)
50,400	Paya Holdings, Inc.[1]	$684,432
		3,644,027
Total Technology		15,424,637
Utilities — 3.6%
Electric Utilities — 3.6%
42,941	NextEra Energy, Inc.	3,312,898
TOTAL COMMON STOCK (Cost $65,067,153)		88,886,296
SHORT-TERM INVESTMENTS — 5.0%
2,283,760	Blackrock Liquidity Funds Temp Cash Portfolio, Institutional Series, 0.01%[3]	2,283,760
2,283,760	Federated Hermes Treasury Obligations Fund, Institutional Series, 0.01%[3]	2,283,760
TOTAL SHORT-TERM INVESTMENTS (Cost $4,567,520)		4,567,520
TOTAL INVESTMENTS IN SECURITIES – 102.0% (Cost $69,634,673)		93,453,816
COMMON STOCK SOLD SHORT— (34.4)%
Communications — (4.5)%
Advertising & Marketing — (0.6)%
(9,062)	Omnicom Group, Inc.	(565,197)
Entertainment Content — (1.1)%
(36,306)	Fox Corp., Class A	(1,057,231)
Publishing & Broadcasting — (0.9)%
(86,938)	Pearson PLC[2]	(797,951)
Telecommunications — (1.9)%
(59,566)	AT&T, Inc.	(1,713,118)
Total Communications		(4,133,497)
Consumer Discretionary — (3.3)%
Consumer Services — (1.3)%
(6,389)	Adtalem Global Education, Inc.	(216,907)
(9,945)	Strategic Education, Inc.	(948,057)
		(1,164,964)
Leisure Facilities & Services — (0.6)%
(6,536)	Shake Shack, Inc., Class A	(554,122)

Shares		Value
Consumer Discretionary — (continued)
Retail — Discretionary — (1.4)%
(7,100)	Canadian Tire Corp. Ltd.	$(933,688)
(15,602)	Guess?, Inc.	(352,917)
		(1,286,605)
Total Consumer Discretionary		(3,005,691)
Consumer Staples — (5.4)%
Food — (3.2)%
(30,459)	B&G Foods, Inc.	(844,628)
(7,102)	JM Smucker Co. (The)	(820,991)
(20,137)	Kellogg Co.	(1,253,126)
		(2,918,745)
Retail — Consumer Staples — (2.2)%
(64,790)	Kroger Co. (The)	(2,057,730)
Total Consumer Staples		(4,976,475)
Energy — (1.6)%
Renewable Energy — (1.6)%
(4,711)	SolarEdge Technologies, Inc.	(1,503,374)
Financials — (0.4)%
Banking — (0.4)%
(6,900)	National Bank of Canada	(388,485)
Health Care — (3.7)%
Health Care Facilities & Services — (2.1)%
(13,747)	HealthEquity, Inc.	(958,303)
(2,325)	Humana, Inc.	(953,878)
		(1,912,181)
Medical Equipment & Devices — (1.6)%
(8,489)	Integer Holdings Corp.	(689,222)
(2,673)	West Pharmaceutical Services, Inc.	(757,288)
		(1,446,510)
Total Health Care		(3,358,691)
Industrials — (9.5)%
Commercial Support Services — (1.9)%
(66,426)	Harsco Corp.	(1,194,339)
(9,117)	Robert Half International, Inc.	(569,630)
		(1,763,969)
Electrical Equipment — (3.9)%
(8,510)	Acuity Brands, Inc.	(1,030,476)
(14,903)	Belden, Inc.	(624,436)
(36,900)	Bloom Energy Corporation	(1,057,554)
(19,606)	Signify NV	(823,146)
		(3,535,612)

See accompanying notes to financial statements.		CRM Funds
25

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2020 (Unaudited)

Shares		Value
Industrials — (continued)
Industrial Intermediate Prod — (1.0)%
(6,202)	Proto Labs, Inc.	$(951,387)
Industrial Support Services — (0.8)%
(32,558)	Resideo Technologies, Inc.	(692,183)
Transportation Equipment — (1.9)%
(2,986)	PACCAR, Inc.	(257,632)
(18,362)	Volvo AB, Class B	(434,727)
(14,764)	Westinghouse Air Brake Technologies Corp.	(1,080,725)
		(1,773,084)
Total Industrials		(8,716,235)
Real Estate — (0.3)%
Office — (0.3)%
(4,461)	SL Green Realty Corp.	(265,786)
Technology — (5.7)%
Software — (5.7)%
(88,586)	BlackBerry Ltd.	(587,325)
(7,991)	Citrix Systems, Inc.	(1,039,629)
(11,656)	Guidewire Software, Inc.	(1,500,477)
(10,877)	Qualys, Inc.	(1,325,580)
(32,574)	Teradata Corporation	(731,938)
Total Technology		(5,184,949)
TOTAL COMMON STOCK SOLD SHORT — (Proceeds - $28,994,239)		(31,533,183)
OTHER ASSETS IN EXCESS OF LIABILITIES — 32.4%		29,706,785
NET ASSETS — 100.0%		$91,627,418

See accompanying notes to financial statements.		CRM Funds
26

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2020 (Unaudited)

A Summary of inputs used to value the Fund’s investments as of December 31, 2020 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stock	$88,886,296	$88,886,296	—	—
Short-Term Investments	4,567,520	4,567,520	—	—
Total Assets – Investments in Securities	$93,453,816	$93,453,816	—	—
Other Financial Instruments:*
Total Return Swap Agreements – Equity Contracts	$1,093,284	—	$1,093,284	—
Total Assets – Other Financial Instruments	$1,093,284	—	$1,093,284	—
Liabilities:
Investments in Securities:
Common Stock Sold Short	$(31,533,183)	$(31,533,183)	—	—
Total Assets – Investments in Securities	$(31,533,183)	$(31,533,183)	—	—
Other Financial Instruments:*
Total Return Swap Agreements – Equity Contracts	$(289,315)	—	$(289,315)	—
Total Liabilities – Other Financial Instruments	$(289,315)	—	$(289,315)	—

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as total return swap agreements, which are recorded at fair value.

There were no transfers into or out of Level 3 related to securities held at December 31, 2020.

[1]	Non-income producing security.
[2]	PLC - Public Limited Company.
[3]	Rate disclosed is the seven day effective yield as of December 31, 2020.

See accompanying notes to financial statements.		CRM Funds
27

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2020 (Unaudited)

OTC Total return swap agreements outstanding at December 31, 2020:

Counterparty	Financing Rate(1)	Termination Date	Long (Short) Notional Amount(2)	Reference Entity	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley	0.74% (Fed Funds Rate + 0.65%)	03/21/2022	$2,878,211	American International Group	$(206,798)	$—	$(206,798)
Morgan Stanley	0.74% (Fed Funds Rate + 0.65%)	03/21/2022	2,609,392	Canadian National Railway	(19,183)	—	(19,183)
Morgan Stanley	0.74% (Fed Funds Rate + 0.65%)	03/21/2022	2,841,450	Walt Disney Company	1,083,366	—	1,083,366
Morgan Stanley	(0.36%) (Fed Funds Rate minus 0.45%)	07/28/2021	(1,034,687)	Morgan Stanley Custom Swap (MSCMS199) Index(3)	1,649	—	1,649
Morgan Stanley	(0.36%) (Fed Funds Rate minus 0.45%)	07/28/2021	(1,046,517)	Morgan Stanley Custom Swap (MSCMS200) Index(3)	(3,398)	—	(3,398)
Morgan Stanley	(0.36%) (Fed Funds Rate minus 0.45%)	07/28/2021	(1,066,816)	Morgan Stanley Custom Swap (MSCMS201) Index(3)	(1,773)	—	(1,773)
Morgan Stanley	(0.36%) (Fed Funds Rate minus 0.45%)	07/28/2021	(1,069,674)	Morgan Stanley Custom Swap (MSCMS202) Index(3)	8,269	—	8,269
Morgan Stanley	(0.36%) (Fed Funds Rate minus 0.45%)	07/28/2021	(1,050,293)	Morgan Stanley Custom Swap (MSCMS203) Index(3)	(25,779)	—	(25,779)
Morgan Stanley	(0.36%) (Fed Funds Rate minus 0.45%)	07/28/2021	(1,068,999)	Morgan Stanley Custom Swap (MSCMS204) Index(3)	(10,795)	—	(10,795)
Morgan Stanley	(0.36%) (Fed Funds Rate minus 0.45%)	07/28/2021	(1,064,507)	Morgan Stanley Custom Swap (MSCMS205) Index(3)	(6,730)	—	(6,730)
Morgan Stanley	(0.36%) (Fed Funds Rate minus 0.45%)	07/28/2021	(1,069,696)	Morgan Stanley Custom Swap (MSCMS206) Index(3)	(10,782)	—	(10,782)
Morgan Stanley	(0.36%) (Fed Funds Rate minus 0.45%)	07/28/2021	(1,063,786)	Morgan Stanley Custom Swap (MSCMS207) Index(3)	(1,463)	—	(1,463)
Morgan Stanley	(0.36%) (Fed Funds Rate minus 0.45%)	07/28/2021	(1,085,628)	Morgan Stanley Custom Swap (MSCMS208) Index(3)	(2,614)	—	(2,614)
Total Unrealized Appreciation							$1,093,284
Total Unrealized (Depreciation)							$(289,315)
Total					$803,969	$—	$803,969

(1)	Paid monthly.
(2)

Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon floating rate financing rate.

(3)	See the tables below for the swap constituents.

See accompanying notes to financial statements.		CRM Funds
28

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2020 (Unaudited)

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS199) Index total return swap with Morgan Stanley Bank as of December 31, 2020, termination date 7/28/21:

Reference Entity	Shares	Market Value	% of Total Index Value
Align Technology, Inc.	93	$49,533	4.80%
LyondellBasell Industries NV	537	49,193	4.76%
Stanley Black & Decker, Inc.	274	48,984	4.74%
Motorola Solutions, Inc.	282	47,912	4.64%
HCA Healthcare, Inc.	291	47,792	4.63%
Sherwin-Williams Company (The)	65	47,790	4.63%
Dollar General Corporation	227	47,663	4.62%
Agilent Technologies, Inc.	400	47,370	4.59%
McDonald’s Corporation	221	47,332	4.58%
NXP Semiconductors NV	295	46,908	4.54%
Fiserv, Inc.	411	46,840	4.53%
Amgen, Inc.	204	46,839	4.53%
Home Depot, Inc. (The)	176	46,752	4.53%
Emerson Electric Company	581	46,722	4.52%
Restaurant Brands International, Inc.	763	46,608	4.51%
VF Corporation	545	46,560	4.51%
Canadian Imperial Bank of Commerce	538	46,019	4.46%
Fidelity National Information Services, Inc.	324	45,851	4.44%
CVS Health Corporation	670	45,793	4.43%
Applied Materials, Inc.	528	45,583	4.41%
Walgreens Boots Alliance, Inc.	1,127	44,942	4.35%
Pfizer, Inc.	1,192	43,884	4.25%
		$1,032,870	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS200) Index total return swap with Morgan Stanley Bank as of December 31, 2020, termination date 7/28/21:

Reference Entity	Shares	Market Value	% of Total Index Value
Estee Lauder Companies, Inc. (The)	85	$22,728	2.17%
Fiat Chrysler Automobiles NV	1,239	22,421	2.14%
Moody’s Corporation	77	22,370	2.13%
McCormick & Company, Inc.	233	22,272	2.12%
Align Technology, Inc.	41	22,128	2.11%
Constellation Brands, Inc.	101	22,065	2.10%
Eaton Corporation PLC	183	22,040	2.10%
LyondellBasell Industries NV	240	22,016	2.10%
PepsiCo, Inc.	148	21,901	2.09%
HCA Healthcare, Inc.	133	21,846	2.08%
Kroger Company (The)	685	21,770	2.07%

See accompanying notes to financial statements.		CRM Funds
29

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2020 (Unaudited)

Reference Entity	Shares	Market Value	% of Total Index Value
Cognizant Technology Solutions Corporation	265	$21,757	2.07%
Kellogg Company	349	21,725	2.07%
Rockwell Automation, Inc.	86	21,690	2.07%
Hershey Company (The)	142	21,678	2.07%
Cummins, Inc.	95	21,672	2.06%
Stanley Black & Decker, Inc.	121	21,650	2.06%
Church & Dwight Company, Inc.	248	21,645	2.06%
Motorola Solutions, Inc.	127	21,638	2.06%
Agilent Technologies, Inc.	182	21,545	2.05%
United Parcel Service, Inc.	128	21,537	2.05%
Realty Income Corporation	346	21,525	2.05%
WW Grainger, Inc.	53	21,524	2.05%
Caterpillar, Inc.	118	21,413	2.04%
3M Company	122	21,393	2.04%
General Motors Company	513	21,369	2.04%
Sysco Corporation	288	21,365	2.04%
Amgen, Inc.	93	21,323	2.03%
General Mills, Inc.	362	21,296	2.02%
Clorox Company (The)	105	21,262	2.02%
Duke Energy Corporation	232	21,252	2.02%
NXP Semiconductors NV	134	21,239	2.02%
Fiserv, Inc.	186	21,227	2.02%
Cisco Systems, Inc.	478	21,222	2.02%
Home Depot, Inc. (The)	80	21,191	2.02%
PACCAR, Inc.	245	21,132	2.01%
Hormel Foods Corporation	452	21,054	2.01%
Philip Morris International, Inc.	254	20,999	2.00%
Fastenal Company	429	20,951	2.00%
Canadian Imperial Bank of Commerce	245	20,917	1.99%
Applied Materials, Inc.	242	20,855	1.99%
Fidelity National Information Services, Inc.	147	20,845	1.99%
Emerson Electric Company	259	20,843	1.99%
Altria Group, Inc.	507	20,781	1.98%
Ecolab, Inc.	96	20,748	1.98%
Walgreens Boots Alliance, Inc.	517	20,630	1.96%
Ford Motor Company	2,337	20,538	1.96%
Lam Research Corporation	43	20,384	1.94%
Pfizer, Inc.	552	20,330	1.94%
		$1,049,702	100.00%

See accompanying notes to financial statements.		CRM Funds
30

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2020 (Unaudited)

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS201) Index total return swap with Morgan Stanley Bank as of December 31, 2020, termination date 7/28/21:

Reference Entity	Shares	Market Value	% of Total Index Value
ANSYS, Inc.	49	$17,849	1.67%
Eaton Corporation PLC	146	17,556	1.64%
Maxim Integrated Products, Inc.	197	17,500	1.64%
Starbucks Corporation	163	17,464	1.63%
Align Technology, Inc.	33	17,448	1.63%
Moody’s Corporation	60	17,441	1.63%
Cognizant Technology Solutions Corporation	213	17,418	1.63%
McCormick & Company, Inc.	182	17,384	1.63%
Fiat Chrysler Automobiles NV	961	17,377	1.63%
Micron Technology, Inc.	231	17,365	1.63%
Estee Lauder Companies, Inc. (The)	65	17,348	1.62%
LyondellBasell Industries NV	189	17,347	1.62%
Target Corporation	98	17,334	1.62%
Mettler-Toledo International, Inc.	15	17,290	1.62%
Kroger Company (The)	544	17,289	1.62%
PepsiCo, Inc.	116	17,256	1.61%
Rockwell Automation, Inc.	69	17,207	1.61%
Costco Wholesale Corporation	46	17,194	1.61%
Constellation Brands, Inc.	78	17,191	1.61%
Cummins, Inc.	76	17,183	1.61%
Motorola Solutions, Inc.	101	17,176	1.61%
HCA Healthcare, Inc.	104	17,161	1.61%
Sherwin-Williams Company (The)	23	17,149	1.60%
Caterpillar, Inc.	94	17,095	1.60%
Hershey Company (The)	112	17,089	1.60%
Realty Income Corporation	275	17,084	1.60%
Kellogg Company	274	17,059	1.60%
NXP Semiconductors NV	107	17,044	1.60%
Duke Energy Corporation	186	17,036	1.59%
Agilent Technologies, Inc.	144	17,011	1.59%
Amgen, Inc.	74	16,968	1.59%
Church & Dwight Company, Inc.	195	16,968	1.59%
General Motors Company	407	16,948	1.59%
Sysco Corporation	228	16,945	1.59%
WW Grainger, Inc.	41	16,940	1.59%
McDonald’s Corporation	79	16,920	1.58%
Automatic Data Processing, Inc.	96	16,917	1.58%
Cintas Corporation	48	16,828	1.57%
General Mills, Inc.	286	16,824	1.57%
Fiserv, Inc.	148	16,813	1.57%
3M Company	96	16,799	1.57%
Stanley Black & Decker, Inc.	94	16,776	1.57%

See accompanying notes to financial statements.		CRM Funds
31

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2020 (Unaudited)

Reference Entity	Shares	Market Value	% of Total Index Value
Dollar General Corporation	80	$16,773	1.57%
PACCAR, Inc.	194	16,740	1.57%
Clorox Company (The)	83	16,733	1.57%
United Parcel Service, Inc.	99	16,687	1.56%
VF Corporation	195	16,671	1.56%
Emerson Electric Company	207	16,670	1.56%
Hormel Foods Corporation	357	16,641	1.56%
Fastenal Company	341	16,641	1.56%
Walgreens Boots Alliance, Inc.	417	16,625	1.56%
Restaurant Brands International, Inc.	272	16,617	1.56%
CVS Health Corporation	243	16,611	1.55%
Home Depot, Inc. (The)	63	16,610	1.55%
Fidelity National Information Services, Inc.	117	16,608	1.55%
Ecolab, Inc.	77	16,579	1.55%
Canadian Imperial Bank of Commerce	193	16,488	1.54%
Applied Materials, Inc.	190	16,430	1.54%
Pfizer, Inc.	446	16,400	1.54%
Ford Motor Company	1,865	16,393	1.53%
Philip Morris International, Inc.	197	16,300	1.53%
Best Buy Company, Inc.	163	16,254	1.52%
Altria Group, Inc.	391	16,037	1.50%
		$1,068,499	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS202) Index total return swap with Morgan Stanley Bank as of December 31, 2020, termination date 7/28/21:

Reference Entity	Shares	Market Value	% of Total Index Value
Micron Technology, Inc.	2,114	$158,915	14.97%
McCormick & Company, Inc.	1,615	154,357	14.54%
NXP Semiconductors NV	966	153,661	14.48%
Sysco Corporation	2,052	152,374	14.36%
Applied Materials, Inc.	1,746	150,648	14.19%
Lam Research Corporation	314	148,354	13.98%
Zillow Group, Inc.	1,103	143,117	13.48%
		$1,061,426	100.00%

See accompanying notes to financial statements.		CRM Funds
32

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2020 (Unaudited)

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS203) Index total return swap with Morgan Stanley Bank as of December 31, 2020, termination date 7/28/21:

Reference Entity	Shares	Market Value	% of Total Index Value
Sysco Corporation	3,697	$274,545	25.51%
McCormick & Company, Inc.	2,862	273,607	25.43%
General Motors Company	6,516	271,330	25.22%
Zillow Group, Inc.	1,977	256,552	23.84%
		$1,076,034	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS204) Index total return swap with Morgan Stanley Bank as of December 31, 2020, termination date 7/28/21:

Reference Entity	Shares	Market Value	% of Total Index Value
Micron Technology, Inc.	680	$51,123	4.74%
Maxim Integrated Products, Inc.	570	50,568	4.69%
Apple, Inc.	379	50,290	4.66%
Motorola Solutions, Inc.	294	50,024	4.64%
ANSYS, Inc.	137	49,672	4.60%
Cognizant Technology Solutions Corporation	604	49,494	4.59%
Fortinet, Inc.	333	49,456	4.58%
LyondellBasell Industries NV	538	49,283	4.57%
NXP Semiconductors NV	309	49,213	4.56%
Arista Networks, Inc.	169	49,160	4.55%
Amgen, Inc.	214	49,158	4.55%
Fidelity National Information Services, Inc.	347	49,138	4.55%
HCA Healthcare, Inc.	298	49,008	4.54%
Sherwin-Williams Company (The)	67	48,983	4.54%
Align Technology, Inc.	92	48,936	4.53%
Agilent Technologies, Inc.	413	48,815	4.52%
Mettler-Toledo International, Inc.	43	48,786	4.52%
Applied Materials, Inc.	562	48,538	4.50%
Cisco Systems, Inc.	1,083	48,069	4.45%
Pfizer, Inc.	1,300	47,859	4.43%
Lam Research Corporation	101	47,498	4.40%
Zillow Group, Inc.	356	46,248	4.29%
		$1,079,319	100.00%

See accompanying notes to financial statements.		CRM Funds
33

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2020 (Unaudited)

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS205) Index total return swap with Morgan Stanley Bank as of December 31, 2020, termination date 7/28/21:

Reference Entity	Shares	Market Value	% of Total Index Value
Fidelity National Information Services, Inc.	786	$111,250	10.39%
Amgen, Inc.	480	110,304	10.30%
LyondellBasell Industries NV	1,180	108,204	10.10%
Agilent Technologies, Inc.	903	106,860	9.98%
HCA Healthcare, Inc.	649	106,793	9.97%
Apple, Inc.	804	106,671	9.96%
Pfizer, Inc.	2,886	106,222	9.91%
Sherwin-Williams Company (The)	144	105,709	9.87%
Align Technology, Inc.	198	105,583	9.86%
Fortinet, Inc.	697	103,498	9.66%
		$1,071,094	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS206) Index total return swap with Morgan Stanley Bank as of December 31, 2020, termination date 7/28/21:

Reference Entity	Shares	Market Value	% of Total Index Value
Fidelity National Information Services, Inc.	793	$112,204	10.39%
Amgen, Inc.	479	110,195	10.20%
Align Technology, Inc.	204	108,759	10.07%
Sherwin-Williams Company (The)	147	108,393	10.03%
Apple, Inc.	816	108,262	10.02%
LyondellBasell Industries NV	1,179	108,064	10.00%
Agilent Technologies, Inc.	911	107,761	9.98%
HCA Healthcare, Inc.	644	105,948	9.81%
Fortinet, Inc.	711	105,634	9.78%
Pfizer, Inc.	2,854	105,052	9.72%
		$1,080,272	100.00%

See accompanying notes to financial statements.		CRM Funds
34

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Concluded) December 31, 2020 (Unaudited)

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS207) Index total return swap with Morgan Stanley Bank as of December 31, 2020, termination date 7/28/21:

Reference Entity	Shares	Market Value	% of Total Index Value
Amgen, Inc.	475	$109,241	10.26%
Align Technology, Inc.	201	107,194	10.06%
LyondellBasell Industries NV	1,169	107,147	10.06%
Agilent Technologies, Inc.	903	106,814	10.03%
Apple, Inc.	803	106,498	10.00%
Fidelity National Information Services, Inc.	752	106,424	9.99%
Sherwin-Williams Company (The)	144	106,066	9.96%
HCA Healthcare, Inc.	645	106,062	9.96%
Fortinet, Inc.	707	105,029	9.86%
Pfizer, Inc.	2,842	104,613	9.82%
		$1,065,088	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS208) Index total return swap with Morgan Stanley Bank as of December 31, 2020, termination date 7/28/21:

Reference Entity	Shares	Market Value	% of Total Index Value
Micron Technology, Inc.	695	$52,280	4.81%
Amgen, Inc.	220	50,514	4.64%
Align Technology, Inc.	94	50,412	4.63%
Maxim Integrated Products, Inc.	568	50,317	4.63%
Applied Materials, Inc.	579	49,964	4.59%
LyondellBasell Industries NV	542	49,711	4.57%
Fidelity National Information Services, Inc.	350	49,550	4.56%
Sherwin-Williams Company (The)	67	49,512	4.55%
Cognizant Technology Solutions Corporation	604	49,487	4.55%
NXP Semiconductors NV	311	49,397	4.54%
Mettler-Toledo International, Inc.	43	49,349	4.54%
Agilent Technologies, Inc.	417	49,332	4.54%
Motorola Solutions, Inc.	290	49,325	4.53%
HCA Healthcare, Inc.	300	49,274	4.53%
ANSYS, Inc.	135	49,147	4.52%
Pfizer, Inc.	1,335	49,123	4.52%
Arista Networks, Inc.	169	49,074	4.51%
Fortinet, Inc.	329	48,886	4.49%
Lam Research Corporation	103	48,741	4.48%
Cisco Systems, Inc.	1,094	48,557	4.46%
Zillow Group, Inc.	370	48,070	4.42%
Apple, Inc.	359	47,698	4.39%
		$1,087,720	100.00%

See accompanying notes to financial statements.		CRM Funds
35

CRM FUNDS STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 2020 (Unaudited)

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund
ASSETS:
Investments in securities
Investments in securities, at cost	$226,320,219	$220,769,842	$302,343,746
Net unrealized appreciation	53,209,487	84,683,737	118,708,209
Total investments in securities, at value[1]	279,529,706	305,453,579	421,051,955
Receivable for fund shares sold	4,465	181,632	90,908
Dividends and interest receivable	180,748	270,654	350,744
Receivable for securities sold	1,185,739	—	—
Receivable for securities lending income	39	5,307	6,317
Other assets	50,488	60,855	64,622
Total Assets	280,951,185	305,972,027	421,564,546

LIABILITIES:
Obligation to return securities lending collateral	964	6,023,686	5,440,291
Payable for fund shares redeemed	81,041	88,768	4,353,996
Payable for securities purchased	143,146	—	1,178,641
Accrued advisory fee	175,292	187,185	259,066
Audit and tax fees	10,905	11,363	14,666
Accrued transfer agent fees	38,263	37,551	54,069
Other accrued expenses	83,782	86,277	162,037
Total Liabilities	533,393	6,434,830	11,462,766
NET ASSETS	$280,417,792	$299,537,197	$410,101,780
COMPONENTS OF NET ASSETS
Paid in capital	$229,186,931	$207,428,773	$281,055,789
Total distributable earnings	51,230,861	92,108,424	129,045,991
NET ASSETS	$280,417,792	$299,537,197	$410,101,780
NET ASSET VALUE PER SHARE
INVESTOR CLASS SHARES
Net assets	$35,215,393	$22,507,449	$170,591,144
Shares of Beneficial Interest Outstanding ($0.01 par value, unlimited authorized shares)	2,395,729	1,790,556	7,348,207
Net asset value, offering and redemption price per share	$14.70	$12.57	$23.22
INSTITUTIONAL CLASS SHARES
Net assets	$245,202,399	$277,029,748	$239,510,636
Shares of Beneficial Interest Outstanding ($0.01 par value, unlimited authorized shares)	14,099,705	21,373,285	9,868,868
Net asset value, offering and redemption price per share	$17.39	$12.96	$24.27

[1] Includes securities loaned of:	$918	$5,543,422	$4,967,535

See accompanying notes to financial statements.		CRM Funds
36

CRM FUNDS STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 2020 (Unaudited)

	CRM All Cap Value Fund	CRM Long/Short Opportunities Fund
ASSETS:
Investments in securities
Investments in securities, at cost	$25,664,942	$69,634,673
Net unrealized appreciation	8,067,946	23,819,143
Total investments in securities, at value	33,732,888	93,453,816
Foreign currencies held with broker for securities sold short (cost $0 and $2,403,193, respectively)	—	2,617,292
Cash pledged with broker for securities sold short	—	26,878,767
Receivable for fund shares sold	10,000	323,559
Dividends and interest receivable	36,362	74,908
Receivable for securities sold	252,439	—
Receivable for securities lending income	2,178	—
Unrealized appreciation on swap agreements	—	1,093,284
Other assets	24,874	23,773
Total Assets	34,058,741	124,465,399

LIABILITIES:
Cash received from broker for swap agreements	—	770,015
Securities sold short, at value (proceeds $0 and $28,994,239, respectively)	—	31,533,183
Unrealized depreciation on swap agreements	—	289,315
Payable for fund shares redeemed	—	29,809
Payable for dividends on securities sold short	—	38,933
Interest payable	—	18,267
Accrued advisory fee	19,740	101,856
Audit and tax fees	4,731	6,854
Accrued transfer agent fee	17,762	12,630
Other accrued expenses	26,080	37,119
Total Liabilities	68,313	32,837,981
NET ASSETS	$33,990,428	$91,627,418

COMPONENTS OF NET ASSETS
Paid in capital	$26,284,396	$78,950,197
Total distributable earnings	7,706,032	12,677,221
NET ASSETS	$33,990,428	$91,627,418
NET ASSET VALUE PER SHARE
INVESTOR CLASS SHARES
Net assets	$7,642,508	$—
Shares of Beneficial Interest Outstanding ($0.01 par value, unlimited authorized shares)	997,389	—
Net asset value, offering and redemption price per share	$7.66	$—
INSTITUTIONAL CLASS SHARES
Net assets	$26,347,920	$91,627,418
Shares of Beneficial Interest Outstanding ($0.01 par value, unlimited authorized shares)	3,350,847	7,960,817
Net asset value, offering and redemption price per share	$7.86	$11.51

See accompanying notes to financial statements.		CRM Funds
37

CRM FUNDS STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund
INVESTMENT INCOME:
Dividends and interest	$2,263,007	$2,936,930	$3,595,440
Securities lending income	4,013	23,131	25,603
Foreign tax withheld	(12,780)	(6,002)	—
Total investment income	2,254,240	2,954,059	3,621,043

EXPENSES:
Investment advisory fees	920,071	1,013,280	1,420,695
Sub-Transfer agent fees - Institutional Shares	11,419	41,074	49,839
Shareholder Services - Investor Shares	40,859	23,289	200,978
Administration and accounting fees	36,588	39,287	52,963
Registration fees	22,677	22,773	26,140
Audit and tax fees	10,659	11,063	14,474
Custody fees	9,738	8,286	14,005
Shareholder reports	13,122	15,308	26,281
Legal fees	14,618	15,691	22,662
Transfer agent fees	35,676	35,369	50,888
Trustee fees and expenses	22,821	24,402	35,533
Insurance fees	17,579	18,143	26,839
Other expenses	40,344	42,943	62,526
Total expenses	1,196,171	1,310,908	2,003,823
NET INVESTMENT INCOME	1,058,069	1,643,151	1,617,220

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from:
Investments	11,206,408	27,909,575	24,555,255
Net change in unrealized appreciation on
investments	57,171,232	56,754,108	71,035,176
Net realized and unrealized gain on investments	68,377,640	84,663,683	95,590,431
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$69,435,709	$86,306,834	$97,207,651

See accompanying notes to financial statements.		CRM Funds
38

CRM FUNDS STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

	CRM All Cap Value Fund	CRM Long/Short Opportunities Fund
INVESTMENT INCOME:
Dividends and interest	$219,712	$214,951
Securities lending income	9,220	—
Foreign tax withheld	(1,482)	(7,472)
Total investment income	227,450	207,479

EXPENSES:
Investment advisory fees	98,052	546,774
Dividend expense on securities sold short	—	238,737
Sub-Transfer agent fees - Institutional Shares	226	6,890
Shareholder Services - Investor Shares	9,329	—
Administration and accounting fees	9,643	15,174
Registration fees	17,893	19,465
Audit and tax fees	4,539	6,933
Custody fees	2,740	4,645
Shareholder reports	1,820	9,645
Legal fees	1,640	4,116
Transfer agent fees	15,664	12,159
Trustee fees and expenses	2,561	6,248
Insurance fees	1,941	7,150
Other expenses	5,143	8,792
Total expenses	171,191	886,728
Expenses waived/reimbursed	(3,660)	(63,955)
Net expenses	167,531	822,773
NET INVESTMENT INCOME (LOSS)	59,919	(615,294)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, DERIVATIVES AND FOREIGN CURRENCY
Net realized gain/(loss) from:
Investments	2,704,386	6,372,016
Securities sold short	—	(7,895,489)
Swap agreements	—	(1,238,386)
Foreign currency transactions	—	139,617
Net realized gain (loss)	2,704,386	(2,622,242)
Net change in unrealized appreciation (depreciation) on:
Investments	5,297,996	17,668,911
Securities sold short	—	(3,091,787)
Swap agreements	—	562,703
Foreign currency transactions	—	189,984
Net change in unrealized appreciation	5,297,996	15,329,811
Net realized and unrealized gain on investments, derivatives and foreign currency	8,002,382	12,707,569
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,062,301	$12,092,275

See accompanying notes to financial statements.		CRM Funds
39

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small Cap Value Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
NET ASSETS - BEGINNING OF PERIOD	$232,115,097	$325,349,323

OPERATIONS
Net investment income	1,058,069	1,380,602
Net realized gain (loss) from investments	11,206,408	(9,006,927)
Net change in unrealized appreciation (depreciation) on investments	57,171,232	(55,588,689)
Net increase (decrease) in net assets resulting from operations	69,435,709	(63,215,014)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(168,344)	(3,814,720)
Institutional Class	(1,454,839)	(16,284,198)
Total distributions to shareholders	(1,623,183)	(20,098,918)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	126,714	1,066,476
Sale of shares - Institutional Shares	11,902,888	39,703,170
Reinvestment of distributions - Investor Class	156,487	3,730,997
Reinvestment of distributions - Institutional Class	1,329,632	14,870,115
Redemption of shares - Investor Class	(7,374,067)	(16,501,839)
Redemption of shares - Institutional Class	(25,651,485)	(52,789,213)
Net decrease from capital share transactions	(19,509,831)	(9,920,294)
Total increase (decrease) in net assets	48,302,695	(93,234,226)

NET ASSETS - END OF PERIOD	$280,417,792	$232,115,097

SHARE ACTIVITY
Investor Class:
Sold	10,516	84,946
Issued on reinvestment of distributions	10,867	248,237
Redeemed	(613,489)	(1,178,420)
Net decrease	(592,106)	(845,237)

Institutional Class:
Sold	809,826	2,680,745
Issued on reinvestment of distributions	78,076	837,281
Redeemed	(1,742,701)	(3,408,561)
Net increase (decrease)	(854,799)	109,465

See accompanying notes to financial statements.		CRM Funds
40

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small/Mid Cap Value Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
NET ASSETS - BEGINNING OF PERIOD	$237,177,963	$278,418,803

OPERATIONS
Net investment income	1,643,151	1,056,057
Net realized gain from investments	27,909,575	3,099,248
Net change in unrealized appreciation (depreciation) on investments	56,754,108	(31,855,774)
Net increase (decrease) in net assets resulting from operations	86,306,834	(27,700,469)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(1,231,736)	(584,788)
Institutional Class	(15,385,614)	(7,212,793)
Total distributions to shareholders	(16,617,350)	(7,797,581)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	1,775,937	888,579
Sale of shares - Institutional Shares	13,007,589	90,880,987
Reinvestment of distributions - Investor Class	1,205,802	573,767
Reinvestment of distributions - Institutional Class	15,179,709	7,193,058
Redemption of shares - Investor Class	(1,455,207)	(6,558,356)
Redemption of shares - Institutional Class	(37,044,080)	(98,720,825)
Net decrease from capital share transactions	(7,330,250)	(5,742,790)
Total increase (decrease) in net assets	62,359,234	(41,240,840)

NET ASSETS - END OF PERIOD	$299,537,197	$237,177,963

SHARE ACTIVITY
Investor Class:
Sold	149,457	86,082
Issued on reinvestment of distributions	98,272	49,849
Redeemed	(132,387)	(612,599)
Net increase (decrease)	115,342	(476,668)

Institutional Class:
Sold	1,091,197	8,402,157
Issued on reinvestment of distributions	1,199,977	607,009
Redeemed	(3,012,594)	(8,621,471)
Net increase (decrease)	(721,420)	387,695

See accompanying notes to financial statements.		CRM Funds
41

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM Mid Cap Value Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
NET ASSETS - BEGINNING OF PERIOD	$355,358,590	$463,865,471

OPERATIONS
Net investment income	1,617,220	2,100,108
Net realized gain from investments	24,555,255	6,834,503
Net change in unrealized appreciation (depreciation) on investments	71,035,176	(55,329,119)
Net increase (decrease) in net assets resulting from operations	97,207,651	(46,394,508)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(3,324,082)	(5,947,237)
Institutional Class	(4,771,658)	(7,186,280)
Total distributions to shareholders	(8,095,740)	(13,133,517)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	3,338,595	14,793,454
Sale of shares - Institutional Shares	15,323,968	36,256,400
Reinvestment of distributions - Investor Class	3,272,938	5,866,784
Reinvestment of distributions - Institutional Class	4,428,155	6,739,194
Redemption of shares - Investor Class	(26,216,683)	(60,602,327)
Redemption of shares - Institutional Class	(34,515,694)	(52,032,361)
Net decrease from capital share transactions	(34,368,721)	(48,978,856)
Total increase (decrease) in net assets	54,743,190	(108,506,881)

NET ASSETS - END OF PERIOD	$410,101,780	$355,358,590

SHARE ACTIVITY
Investor Class:
Sold	160,444	735,472
Issued on reinvestment of distributions	145,335	279,904
Redeemed	(1,265,241)	(3,073,764)
Net decrease	(959,462)	(2,058,388)

Institutional Class:
Sold	692,461	1,816,297
Issued on reinvestment of distributions	188,112	307,866
Redeemed	(1,598,840)	(2,540,884)
Net decrease	(718,267)	(416,721)

See accompanying notes to financial statements.		CRM Funds
42

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM All Cap Value Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
NET ASSETS - BEGINNING OF PERIOD	$25,200,275	$36,071,933

OPERATIONS
Net investment income	59,919	119,207
Net realized gain (loss) from investments	2,704,386	(504,138)
Net change in unrealized appreciation (depreciation) on investments	5,297,996	(2,490,038)
Net increase (decrease) in net assets resulting from operations	8,062,301	(2,874,969)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(201,693)	(464,061)
Institutional Class	(732,769)	(1,262,828)
Total distributions to shareholders	(934,462)	(1,726,889)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	244,164	1,091,387
Sale of shares - Institutional Shares	5,395,255	5,292,178
Reinvestment of distributions - Investor Class	169,619	423,885
Reinvestment of distributions - Institutional Class	715,177	1,226,157
Redemption of shares - Investor Class	(1,613,586)	(2,744,524)
Redemption of shares - Institutional Class	(3,248,315)	(11,558,883)
Net increase (decrease) from capital share transactions	1,662,314	(6,269,800)
Total increase (decrease) in net assets	8,790,153	(10,871,658)

NET ASSETS - END OF PERIOD	$33,990,428	$25,200,275

SHARE ACTIVITY
Investor Class:
Sold	39,862	183,256
Issued on reinvestment of distributions	22,737	62,984
Redeemed	(231,235)	(404,933)
Net decrease	(168,636)	(158,693)

Institutional Class:
Sold	715,595	829,319
Issued on reinvestment of distributions	93,487	177,704
Redeemed	(474,892)	(1,737,300)
Net increase (decrease)	334,190	(730,277)

See accompanying notes to financial statements.		CRM Funds
43

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM Long/Short Opportunities Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
NET ASSETS - BEGINNING OF PERIOD	$56,540,273	$482,050,409

OPERATIONS
Net investment loss	(615,294)	(2,752,199)
Net realized gain (loss) from investments and foreign currency	(2,622,242)	63,260,399
Net change in unrealized appreciation (depreciation) on investments and foreign currency	15,329,811	(49,747,612)
Net increase in net assets resulting from operations	12,092,275	10,760,588

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(4,340,824)	(20,035,084)
Total distributions to shareholders	(4,340,824)	(20,035,084)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Institutional Shares	34,009,057	51,524,409
Reinvestment of distributions - Institutional Class	4,329,863	19,967,847
Redemption of shares - Institutional Class	(11,003,226)	(487,727,896)
Net increase (decrease) from capital share transactions	27,335,694	(416,235,640)
Total increase (decrease) in net assets	35,087,145	(425,510,136)

NET ASSETS - END OF PERIOD	$91,627,418	$56,540,273

SHARE ACTIVITY
Institutional Class:
Sold	3,029,436	5,031,498
Issued on reinvestment of distributions	387,286	1,988,830
Redeemed	(981,851)	(48,427,040)
Net increase (decrease)	2,434,871	(41,406,712)

See accompanying notes to financial statements.		CRM Funds
44

CRM FUNDS FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	CRM Small Cap Value Fund — Investor Shares
	Six Months Ended December 31, 2020	For the Years Ended June 30,
	(Unaudited)[1]	2020	2019	2018	2017	2016
Net Asset Value - Beginning of Period	$11.22	$15.34	$17.15	$18.06	$15.86	$19.98
Investment operations:
Net investment income (loss)[2]	0.04	0.04	0.02	0.09 [3]	(0.01)	0.08
Net realized and unrealized gain (loss) on investments	3.51	(3.07)	(0.22)	1.87	3.54	(0.66)
Total from investment operations	3.55	(3.03)	(0.20)	1.96	3.53	(0.58)
Distributions to shareholders:
From net investment income	(0.07)	(0.03)	(0.04)	(0.09)	(0.08)	(0.03)
From net realized gain on investments	—	(1.06)	(1.57)	(2.78)	(1.25)	(3.51)
Total distributions to shareholders	(0.07)	(1.09)	(1.61)	(2.87)	(1.33)	(3.54)
Net Asset Value - End of Period	$14.70	$11.22	$15.34	$17.15	$18.06	$15.86
Total return	31.63%	(21.53)%	(0.17)%	11.17%	22.28%	(2.13)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.18%	1.16%	1.15%	1.13%	1.15%	1.12%
Net investment income (loss)	0.64%	0.27%	0.12%	0.52%[3]	(0.07)%	0.50%
Portfolio turnover rate	32%	60%	48%	49%	91%	68%
Net Assets at end of period (000’s omitted)	$35,215	$33,526	$58,787	$76,779	$72,472	$61,529

(1)	For the six months ended December 31, 2020. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares outstanding method.
(3)

For the year ended June 30, 2018, net investment income per share reflects special dividends which amount to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been (0.22)%.

See accompanying notes to financial statements.		CRM Funds
45

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Small Cap Value Fund — Institutional Shares
	Six Months Ended December 31, 2020	For the Years Ended June 30,
	(Unaudited)[1]	2020	2019	2018	2017	2016
Net Asset Value - Beginning of Period	$13.28	$17.96	$19.77	$20.41	$17.78	$21.94
Investment operations:
Net investment income[2]	0.07	0.08	0.07	0.16 [3]	0.03	0.13
Net realized and unrealized gain (loss) on investments	4.14	(3.63)	(0.23)	2.11	3.97	(0.70)
Total from investment operations	4.21	(3.55)	(0.16)	2.27	4.00	(0.57)
Distributions to shareholders:
From net investment income	(0.10)	(0.07)	(0.08)	(0.13)	(0.12)	(0.08)
From net realized gain on investments	—	(1.06)	(1.57)	(2.78)	(1.25)	(3.51)
Total distributions to shareholders	(0.10)	(1.13)	(1.65)	(2.91)	(1.37)	(3.59)
Net Asset Value - End of Period	$17.39	$13.28	$17.96	$19.77	$20.41	$17.78
Total return	31.74%	(21.34)%	0.11%	11.44%	22.51%	(1.89)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.94%	0.92%	0.91%	0.89%	0.91%	0.89%
Net investment income	0.90%	0.52%	0.38%	0.77%[3]	0.19%	0.70%
Portfolio turnover rate	32%	60%	48%	49%	91%	68%
Net Assets at end of period (000’s omitted)	$245,202	$198,589	$266,562	$283,762	$348,689	$376,688

(1)	For the six months ended December 31, 2020. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares outstanding method.
(3)

For the year ended June 30, 2018, net investment income per share reflects special dividends which amount to $0.15 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.01%.

See accompanying notes to financial statements.		CRM Funds
46

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Investor Shares
	Six Months Ended December 31, 2020	For the Years Ended June 30,
	(Unaudited)[1]	2020	2019	2018	2017	2016
Net Asset Value - Beginning of Period	$9.71	$11.36	$13.09	$14.54	$12.81	$15.41
Investment operations:
Net investment income (loss)[2]	0.06	0.02	0.03	(0.01)	(0.01)	0.23 [3]
Net realized and unrealized gain (loss) on investments	3.54	(1.35)	(0.01)	2.15	2.04	(1.36)
Total from investment operations	3.60	(1.33)	0.02	2.14	2.03	(1.13)
Distributions to shareholders:
From net investment income	(0.03)	(0.03)	—	—	(0.30)	—
From net realized gain on investments	(0.71)	(0.29)	(1.75)	(3.59)	—	(1.47)
Total distributions to shareholders	(0.74)	(0.32)	(1.75)	(3.59)	(0.30)	(1.47)
Net Asset Value - End of Period	$12.57	$9.71	$11.36	$13.09	$14.54	$12.81
Total return	37.23%	(12.18)%	1.91%	16.75%	15.87%	(6.91)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.17%	1.17%	1.15%	1.13%	1.14%	1.12%
Net investment income (loss)	1.04%	0.22%	0.21%	(0.05)%	(0.05)%	1.75%[3]
Portfolio turnover rate	24%	80%	45%	48%	76%	72%
Net Assets at end of period (000’s omitted)	$22,507	$16,259	$24,455	$29,116	$36,626	$53,393

(1)	For the six months ended December 31, 2020. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares outstanding method.
(3)

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.19 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.24%.

See accompanying notes to financial statements.		CRM Funds
47

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Institutional Shares
	Six Months Ended December 31, 2020	For the Years Ended June 30,
	(Unaudited)[1]	2020	2019	2018	2017	2016
Net Asset Value - Beginning of Period	$10.00	$11.70	$13.43	$14.80	$13.03	$15.62
Investment operations:
Net investment income[2]	0.07	0.05	0.05	0.02	0.02	0.25 [3]
Net realized and unrealized gain (loss) on investments	3.65	(1.41)	— [4]	2.20	2.08	(1.37)
Total from investment operations	3.72	(1.36)	0.05	2.22	2.10	(1.12)
Distributions to shareholders:
From net investment income	(0.05)	(0.05)	(0.03)	—	(0.33)	—
From net realized gain on investments	(0.71)	(0.29)	(1.75)	(3.59)	—	(1.47)
Total distributions to shareholders	(0.76)	(0.34)	(1.78)	(3.59)	(0.33)	(1.47)
Net Asset Value - End of Period	$12.96	$10.00	$11.70	$13.43	$14.80	$13.03
Total return	37.41%	(12.06)%	2.13%	17.03%	16.19%	(6.74)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.96%	0.95%	0.94%	0.91%	0.93%	0.90%
Net investment income	1.23%	0.44%	0.42%	0.16%	0.13%	1.90%[3]
Portfolio turnover rate	24%	80%	45%	48%	76%	72%
Net Assets at end of period (000’s omitted)	$277,030	$220,919	$253,964	$261,428	$454,332	$552,340

(1)	For the six months ended December 31, 2020. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares outstanding method.
(3)

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.19 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.46%.

(4)	Amount represents less than $0.005.

See accompanying notes to financial statements.		CRM Funds
48

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Investor Shares
	Six Months Ended December 31, 2020	For the Years Ended June 30,
	(Unaudited)[1]	2020	2019	2018	2017	2016
Net Asset Value - Beginning of Period	$18.34	$21.22	$22.58	$23.18	$20.80	$28.93
Investment operations:
Net investment income[2]	0.08	0.08	0.08	0.14 [3]	0.13	0.25 [4]
Net realized and unrealized gain (loss) on investments	5.25	(2.33)	0.41	3.57	3.12	(0.51)
Total from investment operations	5.33	(2.25)	0.49	3.71	3.25	(0.26)
Distributions to shareholders:
From net investment income	(0.09)	(0.09)	(0.04)	(0.29)	— [5]	(0.30)
From net realized gain on investments	(0.36)	(0.54)	(1.81)	(4.02)	(0.87)	(7.57)
Total distributions to shareholders	(0.45)	(0.63)	(1.85)	(4.31)	(0.87)	(7.87)
Net Asset Value - End of Period	$23.22	$18.34	$21.22	$22.58	$23.18	$20.80
Total return	29.12%	(10.98)%	3.39%	17.80%	15.93%	1.43%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.18%	1.16%	1.14%	1.11%	1.15%	1.13%
Net investment income	0.74%	0.42%	0.37%	0.62%[3]	0.58%	1.11%[4]
Portfolio turnover rate	28%	37%	40%	58%	74%	76%
Net Assets at end of period (000’s omitted)	$170,591	$152,370	$220,014	$243,062	$229,541	$357,232

(1)	For the six months ended December 31, 2020. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares outstanding method.
(3)

For the year ended June 30, 2018, net investment income per share reflects special dividends which amounted to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.04%.

(4)

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.20 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.21%.

(5)	Amount represents less than $0.005.

See accompanying notes to financial statements.		CRM Funds
49

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Institutional Shares
	Six Months Ended December 31, 2020	For the Years Ended June 30,
	(Unaudited)[1]	2020	2019	2018	2017	2016
Net Asset Value - Beginning of Period	$19.17	$22.16	$23.49	$23.96	$21.46	$29.60
Investment operations:
Net investment income[2]	0.10	0.12	0.13	0.19 [3]	0.15	0.39 [4]
Net realized and unrealized gain (loss) on investments	5.49	(2.44)	0.43	3.71	3.26	(0.60)
Total from investment operations	5.59	(2.32)	0.56	3.90	3.41	(0.21)
Distributions to shareholders:
From net investment income	(0.13)	(0.13)	(0.08)	(0.35)	(0.04)	(0.36)
From net realized gain on investments	(0.36)	(0.54)	(1.81)	(4.02)	(0.87)	(7.57)
Total distributions to shareholders	(0.49)	(0.67)	(1.89)	(4.37)	(0.91)	(7.93)
Net Asset Value - End of Period	$24.27	$19.17	$22.16	$23.49	$23.96	$21.46
Total return	29.25%	(10.83)%	3.61%	18.04%	16.19%	1.61%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.97%	0.96%	0.94%	0.91%	0.94%	0.95%
Net investment income	0.94%	0.59%	0.58%	0.82%[3]	0.63%	1.60%[4]
Portfolio turnover rate	28%	37%	40%	58%	74%	76%
Net Assets at end of period (000’s omitted)	$239,511	$202,989	$243,851	$312,290	$289,145	$237,351

(1)	For the six months ended December 31, 2020. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares outstanding method.
(3)

For the year ended June 30, 2018, net investment income per share reflects special dividends which amounted to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.24%.

(4)

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.28 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.43%.

See accompanying notes to financial statements.		CRM Funds
50

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Investor Shares
	Six Months Ended December 31, 2020	For the Years Ended June 30,
	(Unaudited)[1]	2020	2019	2018	2017	2016
Net Asset Value - Beginning of Period	$5.91	$6.99	$8.81	$9.28	$8.32	$10.72
Investment operations:
Net investment income (loss)[2]	0.01	0.01	0.01	(0.01)	0.03	0.06
Net realized and unrealized gain (loss) on investments	1.95	(0.67)	(0.26)	1.00	1.32	(0.08)
Total from investment operations	1.96	(0.66)	(0.25)	0.99	1.35	(0.02)
Distributions to shareholders:
From net investment income	(0.02)	(0.01)	—	—	(0.03)	(0.07)
From net realized gain on investments	(0.19)	(0.41)	(1.57)	(1.46)	(0.36)	(2.31)
Total distributions to shareholders	(0.21)	(0.42)	(1.57)	(1.46)	(0.39)	(2.38)
Net Asset Value - End of Period	$7.66	$5.91	$6.99	$8.81	$9.28	$8.32
Total return	33.21%	(10.16)%	(0.72)%	11.20%	16.66%	0.87%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.38%	1.40%	1.50%	1.50%	1.50%	1.50%
Expenses, excluding waiver/reimbursement	1.40%	1.50%	2.20%	1.93%	1.95%	1.76%
Net investment income (loss), including waiver/reimbursement	0.20%	0.22%	0.12%	(0.07)%	0.36%	0.72%
Portfolio turnover rate	46%	65%	112%	72%	91%	91%
Net Assets at end of period (000’s omitted)	$7,643	$6,893	$9,256	$4,694	$8,735	$19,708

(1)	For the six months ended December 31, 2020. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares outstanding method.

See accompanying notes to financial statements.		CRM Funds
51

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Institutional Shares
	Six Months Ended December 31, 2020	For the Years Ended June 30,
	(Unaudited)[1]	2020	2019	2018	2017	2016
Net Asset Value - Beginning of Period	$6.07	$7.16	$8.98	$9.40	$8.44	$10.84
Investment operations:
Net investment income[2]	0.02	0.03	0.03	0.01	0.05	0.10
Net realized and unrealized gain (loss) on investments	2.00	(0.68)	(0.27)	1.03	1.33	(0.10)
Total from investment operations	2.02	(0.65)	(0.24)	1.04	1.38	—
Distributions to shareholders:
From net investment income	(0.04)	(0.03)	(0.01)	—	(0.06)	(0.09)
From net realized gain on investments	(0.19)	(0.41)	(1.57)	(1.46)	(0.36)	(2.31)
Total distributions to shareholders	(0.23)	(0.44)	(1.58)	(1.46)	(0.42)	(2.40)
Net Asset Value - End of Period	$7.86	$6.07	$7.16	$8.98	$9.40	$8.44
Total return	33.29%	(9.87)%	(0.51)%	11.63%	16.71%	1.21%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.13%	1.15%	1.25%	1.25%	1.25%	1.25%
Expenses, excluding waiver/reimbursement	1.15%	1.25%	1.96%	1.68%	1.73%	1.51%
Net investment income, including waiver/reimbursement	0.51%	0.47%	0.36%	0.18%	0.53%	1.10%
Portfolio turnover rate	46%	65%	112%	72%	91%	91%
Net Assets at end of period (000’s omitted)	$26,348	$18,307	$26,816	$14,082	$13,675	$3,620

(1)	For the six months ended December 31, 2020. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares outstanding method.

See accompanying notes to financial statements.		CRM Funds
52

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Long/Short Opportunities Fund — Institutional Shares
	Six Months Ended December 31, 2020	For the Years Ended June 30,			For the Period August 16, 2016 through June 30,
	(Unaudited)[1]	2020	2019	2018	2017[2]
Net Asset Value - Beginning of Period	$10.23	$10.27	$10.68	$10.25	$10.00
Investment operations:
Net investment loss[3]	(0.09)	(0.10)	(0.11)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments, derivatives and foreign currency	1.95	0.50	(0.14)	0.55	0.33
Total from investment operations	1.86	0.40	(0.25)	0.45	0.25
Distributions to shareholders:
From net realized gain on investments	(0.58)	(0.44)	(0.16)	(0.02)	—
Total distributions to shareholders	(0.58)	(0.44)	(0.16)	(0.02)	—
Net Asset Value - End of Period	$11.51	$10.23	$10.27	$10.68	$10.25
Total return	18.36%	3.93%	(2.18)%	4.44%	2.50%
Ratios to average net assets:
Expenses, including waiver/reimbursement[4]	2.26%	2.95%	3.03%	2.80%	2.44%
Expenses, excluding waiver/reimbursement	2.43%	3.03%	3.10%	2.85%	2.59%
Net investment loss, including waiver/reimbursement	(1.69)%	(0.99)%	(1.03)%	(0.94)%	(0.93)%
Portfolio turnover rate	182%	177%	195%	251%	319%
Net Assets at end of period (000’s omitted)	$91,627	$56,540	$482,050	$709,303	$448,108

(1)	For the six months ended December 31, 2020. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Inception date was August 16, 2016. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(3)	Calculated using the average shares outstanding method.
(4)

Expense ratio includes the impact of dividend expense and net interest expense (when applicable), on securities sold short. Excluding such expenses, the ratio of expenses to average net assets would have been 1.59% for the year ended June 30, 2020 and 1.60% for all other periods.

See accompanying notes to financial statements.		CRM Funds
53

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2020 (Unaudited)

1.

Description of the Funds. CRM Small Cap Value Fund (“Small Cap Value Fund”), CRM Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), CRM Mid Cap Value Fund (“Mid Cap Value Fund”), CRM All Cap Value Fund (“All Cap Value Fund”) and CRM Long/Short Opportunities Fund (“Long/Short Opportunities Fund”) (each, a “Fund” and collectively, the “Funds”) are series of the CRM Mutual Fund Trust (the “Trust”). The Trust consists of five funds. A shareholder of one series is not deemed to be a shareholder of any other series. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Delaware statutory trust on March 30, 2005.

Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, and All Cap Value Fund: Each Fund offers Investor and Institutional Shares. Each class has different minimum investment requirements, fees and expenses. All classes of shares have identical voting, dividend and liquidation rights. Investor Shares are available to all investors and are subject to a shareholder servicing fee. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined.

Long/Short Opportunities Fund: The Fund offers Institutional Shares. Shares are generally available for purchase and sale by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Initial investments in the Fund are subject to a $100,000 minimum per registered investment adviser or qualified financial intermediary.

2.

Significant Accounting Policies. The Funds’ financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Funds are investment companies and follow the accounting and reporting requirements for investment companies under Financial Accounting Standards Board (“FASB”), Accounting Standards Codification Topic 946. The following is a summary of the significant accounting policies of the Funds:

Security Valuation. The Funds value their investment securities based on current market values when such values are available. These prices normally are supplied by a pricing service.

In valuing a Fund’s investment securities, a security listed on the New York Stock Exchange (the “Exchange”) (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Securities that are quoted on the NASDAQ Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the stock market system, but not

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listed on the national market system, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market.

Short-term investments with remaining maturities of less than 61 days are valued at amortized cost, provided such amount approximates fair value. A Fund’s currency valuations, if any, are also valued at the close of regular trading on the Exchange. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations provided by a third-party pricing service. Option contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded.

Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees of the Trust (the “Board” or “Trustees”). In addition, the Funds may use fair value methodologies if it is determined that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value (“NAV”) is calculated and that may materially affect the value of the security. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on readily available market quotations. A Fund, when using fair value methodologies to price securities, may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security.

The Funds disclose the value of their investments in a hierarchy based on the inputs used to value the investments. The disclosure hierarchy consists of three broad levels:

● Level 1 —	quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

● Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

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Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. In addition, foreign securities may require revised valuations if the values of the securities are materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. As investments whose values are classified as Level 2 prices may include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

● Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for comparable companies or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any inputs both individually and in the aggregate that is significant to the fair value measurement. The Funds’ policy is to recognize transfers among levels as of the beginning of the reporting period. A summary of the inputs used to value the Funds’ investments as of December 31, 2020 is included with each Fund’s Schedule of Investments.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations are included with the net realized and unrealized gain or loss from investments that are disclosed within each Fund’s statement of operations, as applicable.

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Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision has been made.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each of the Fund’s tax positions and has concluded that no provision for U.S. income tax is required in each of the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. On an ongoing basis, management monitors the Funds’ tax positions to determine if any adjustments to its conclusions are necessary.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the six months ended December 31, 2020, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis for financial reporting purposes. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income and expense are recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

The Funds’ investments in certain countries are subjected to additional capital gain taxes. Such taxes are due upon sale of individual securities. The Funds accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities, as applicable. The Funds held no such securities during the six months ended December 31, 2020.

Class Accounting. In calculating the NAV per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Repurchase Agreements. Each Fund (except Long/Short Opportunities Fund) may, through its custodian, receive delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. The Funds’ investment

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adviser is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At December 31, 2020, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

	Repurchase Agreements	Fair Value of Non-cash Collateral Received[1]	Cash Collateral Received	Net Amount[2]
Small Cap Value Fund
Citibank NA	$964	$964	$—	$—
	$964	$964	$—	$—
Small/Mid Cap Value Fund
Bank of America Securities, Inc.	$1,430,627	$1,430,627	$—	$—
Citibank NA	767,805	767,805	—	—
JP Morgan Securities LLC	1,430,627	1,430,627	—	—
Mizuho Securities USA, LLC	1,430,627	1,430,627	—	—
	$5,059,686	$5,059,686	$—	$—
Mid Cap Value Fund
Bank of America Securities, Inc.	$1,292,071	$1,292,071	$—	$—
Citigroup Global Markets, Inc.	847,078	847,078	—	—
JP Morgan Securities LLC	1,292,071	1,292,071	—	—
Mizuho Securities USA, LLC	1,292,071	1,292,071	—	—
	$4,723,291	$4,723,291	$—	$—

[1]

The value of collateral shown in the table does not reflect value that exceeds the value of the repurchase agreement. Collateral with a value of $983, $5,144,231 and $4,802,100, respectively, has been received in connection with open repurchase agreements.

[2]	Net exposure represents the receivable (payable) that would be due to (from) the counterparty in an event of default.

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

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Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.

Advisory Fees and Other Transactions with Affiliates. Cramer Rosenthal McGlynn, LLC (“CRM”) serves as investment adviser to the Funds. CRM receives an advisory fee from Small Cap Value Fund, Small/Mid Cap Value Fund, and Mid Cap Value Fund of 0.75% of each Fund’s first $1 billion of average daily net assets; 0.70% of each Fund’s next $1 billion of average daily net assets; and 0.65% of each Fund’s average daily net assets in excess of $2 billion. For its advisory services to All Cap Value Fund, CRM receives 0.70% of the Fund’s average daily net assets.

CRM has contractually agreed to waive a portion of its fees and assume certain expenses of the Funds to the extent that total annual fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) do not exceed the percentage of average daily net assets as follows:

	Investor Shares	Institutional Shares
Small Cap Value Fund	1.50%	1.25%
Small/Mid Cap Value Fund	1.50%	1.25%
Mid Cap Value Fund	1.50%	1.25%
All Cap Value Fund	1.45%	1.20%

For its advisory services to Long/Short Opportunities Fund, CRM receives 1.50% of the Fund’s average daily net assets. CRM has contractually agreed to waive a portion of its fees and assume certain expenses of Long/Short Opportunities Fund to the extent that total annual fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, interest, dividend and interest expenses related to short sales, and acquired fund fees and expenses) do not exceed the percentage of average daily net assets as follows:

Institutional Shares
Long/Short Opportunities Fund	1.60%

The expense limitations are in effect until November 1, 2021. Prior to these dates, the arrangement may be terminated for a class of a Fund only by the vote of the Board of Trustees of the Fund.

CRM provides compliance services to the Trust. The Chief Compliance Officer (“CCO”) is an employee of CRM. The Trust reimburses CRM for the portion of his salary allocated to his duties as the CCO of the Trust at a rate of $75,000 per year which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

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Compensation of Trustees and Officers. Except for the CCO of the Funds, trustees and officers of the Funds who are interested persons of CRM, as defined in the 1940 Act, receive no compensation from the Funds.

Trustees of the Funds who are not interested persons of CRM, as defined in the 1940 Act (each an “Independent Trustee”), receive compensation and reimbursement of expenses. Each Independent Trustee receives aggregate annual compensation from the Trust at an annual rate of $60,000 which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets. Under a Deferred Compensation Plan (the “Plan”) adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s deferral account and invested and reinvested in Institutional Shares of one or more of the Funds in the series of the Trust until such amounts are distributed in accordance with the Plan. No Independent Trustee deferred their compensation earned for the six months ended December 31, 2020. Trustees’ fees reflected in the accompanying financial statements include total compensation earned, which were paid in cash. Each trustee serves during the continued lifetime of the Funds, or the earlier of when his or her successor is elected or qualified, the officer dies, resigns, is removed or becomes disqualified.

Shareholder Servicing Fees. The Board has adopted a Shareholder Servicing Plan which allows each Fund to obtain, for its Investor Shares, the services of CRM and other qualified financial institutions to act as shareholder servicing agents for its shareholders. Under the Shareholder Servicing Plan, each Fund may pay shareholder servicing agents, including CRM, monthly fees at an annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to its Investor Shares.

Sub-Transfer Agent Fees. Institutional Shares of each Fund are sold through certain intermediaries that provide accounting, recordkeeping, and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund provided these fees do not exceed the charges the Fund would bear for these services if they were provided directly by the Funds’ transfer agent. CRM, as the Funds’ agent, remits these payments to the intermediaries. In some cases, where the sub-transfer agency fees of an intermediary are greater than the amounts paid to CRM by the Funds for that intermediary, CRM will pay the balance of those fees itself.

4.

Investment Securities Transactions. The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended December 31, 2020, were as follows:

	Purchases	Sales	Short Sales	Purchases to Cover Shorts
Small Cap Value Fund	$75,536,353	$94,799,356	$—	$—
Small/Mid Cap Value Fund	62,179,389	86,534,273	—	—
Mid Cap Value Fund	103,309,103	146,265,977	—	—
All Cap Value Fund	12,558,344	12,819,332	—	—
Long/Short Opportunities Fund	56,882,498	43,081,554	29,821,223	31,164,779

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5.

Securities Lending Agreement. Each Fund (except Long/Short Opportunities Fund) may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with The Bank of New York Mellon. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 102% of the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Bank of New York Mellon and the lender retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Funds record securities lending income net of such allocations. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, The Bank of New York Mellon has agreed to pay the amount of the shortfall to the Funds, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by The Bank of New York Mellon, realization and/or retention of the collateral may be subject to legal proceedings.

At December 31, 2020, the following Funds had securities on loan:

	Market Value	Cash Collateral
Small Cap Value Fund	$918	$964
Small/Mid Cap Value Fund	5,543,422	6,023,686
Mid Cap Value Fund	4,967,535	5,440,291

6.

Short Sale Transactions. In short sale transactions, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends declared on the security sold short, which is shown as dividend expense in the Statements of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

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The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash that has been pledged to secure the Fund’s obligation to cover the short positions is reported separately on the Statements of Assets and Liabilities. The Fund may receive from or pay to the broker the net of the following amounts: (i) income on cash collateral held at the broker and (ii) a financing charge to the extent the cash collateral is less than the margin requirement. The net amounts of income or fees are included as interest income or expense, as applicable, on securities sold short in the Statements of Operations.

During the six months ended December 31, 2020, Long/Short Opportunities Fund participated in short sale transactions.

7.

Federal Tax Information. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The total cost of investments and net unrealized appreciation or depreciation for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, and related gross unrealized appreciation and depreciation of securities held by the Funds as of December 31, 2020 were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation on Investments
Small Cap Value Fund	$231,340,525	$59,105,505	$(10,916,324)	$48,189,181
Small/Mid Cap Value Fund	225,211,598	86,424,041	(6,182,060)	80,241,981
Mid Cap Value Fund	311,009,656	124,640,996	(14,598,697)	110,042,299
All Cap Value Fund	26,519,524	8,271,214	(1,057,850)	7,213,364
Long/Short Opportunities Fund	44,550,647	26,036,125	(7,862,170)	18,173,955

8.

Derivative Financial Instruments. Each Fund may, but is not required to, invest in derivative contracts, such as swaps and options on securities and securities indices, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities, including short sales; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. Using swaps, options and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of the Fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives have the potential for unlimited

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loss, regardless of the size of the Fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund.

Options. A Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes an option, such option is covered by cash in an amount sufficient to cover the obligation. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

As of December 31, 2020, the Funds did not hold any option contracts.

Forward Foreign Currency Exchange Contracts. A Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The

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use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

As of December 31, 2020, the Funds did not hold any forward foreign currency exchange contracts.

Swaps. A Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Collateral Requirements. For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA MA”), the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The

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Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA MA, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

The following is a summary of the location of derivatives on Long/Short Opportunities Fund’s Statement of Assets and Liabilities as of December 31, 2020:

Location on the Statement of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity Contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

	Asset Derivative Value
	Total Value	Equity Contracts
Swap Agreements	$1,093,284	$1,093,284

	Liability Derivative Value
	Total Value	Equity Contracts
Swap Agreements	$289,315	$289,315

The following is a summary of the location of derivatives on Long/Short Opportunities Fund’s Statement of Operations for the six months ended December 31, 2020:

Location on the Statements of Operations
Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Equity Contracts	Net realized gain (loss) from: Swap agreements	Net change in unrealized appreciation (depreciation) on: Swap Agreements

	Net Realized Gain (Loss)
Derivative Type	Total Value	Equity Contracts
Swap Agreements	$(1,238,386)	$(1,238,386)

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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2020 (Unaudited) (Continued)

	Net Change in Unrealized Appreciation (Depreciation)
	Total Value	Equity Contracts
Swap Agreements	$562,703	$562,703

The table below summarizes the average balance of derivative holdings by Long/Short Opportunities Fund during the six months ended December 31, 2020. The average balance of derivatives held is indicative of the trading volume of the Long/Short Opportunities Fund.

Derivative Volume
Swap Contracts (Notional Amount)
$1,029,594

In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an ISDA MA or similar agreement with its counterparties. An ISDA MA is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA MA, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA MA typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA MA, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA MA against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts. In addition, certain ISDA MA allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA MA, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Offsetting of Financial and Derivative Assets and Liabilities. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following table presents derivative assets and liabilities net of amounts available for offset under an ISDA MA or similar agreement and, as applicable, the related collateral and potential loss exposure to Long/Short Opportunities Fund as of December 31, 2020:

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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2020 (Unaudited) (Continued)

	Assets	Liabilities
Derivative Financial Instruments:
Swap Agreements	$1,093,284	$289,315
Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,093,284	289,315
Derivatives not subject to an ISDA MA or similar agreement	—	—
Total assets and liabilities subject to an ISDA MA	$1,093,284	$289,315

At December 31, 2020, derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA MA and net of the related collateral received by the Long/Short Opportunities Fund are as follows:

Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure[1]
Morgan Stanley	$1,093,284	$(289,315)	$803,969	$(803,969)	$—

[1]	Net exposure represents the receivable (payable) that would be due to (from) the counterparty in an event of default.

9.

Risks. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by a Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

In addition to the risks discussed above, Long/Short Opportunities Fund may also be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that CRM believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately its value recorded in the Statements of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

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67

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2020 (Unaudited) (Continued)

For OTC options purchased, a Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. A Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option. With exchange-traded options purchased and centrally cleared swaps, there is less counterparty credit risk to a Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

10.

Contractual Obligations. The Funds enter into contracts in the normal course of business that contain a variety of indemnification obligations. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of liability for indemnity claims to be remote.

11.

Temporary Borrowing. Prior to October 2, 2020, each Fund (except Long/Short Opportunities Fund) participated in a $25 million revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions by shareholders. This line of credit agreement was

CRM Funds
68

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2020 (Unaudited) (Concluded)

with the Bank of New York Mellon. Each participating Fund was charged an annual commitment fee, which was allocated across the Funds on the basis of each Fund’s allocation of the entire facility. Each Fund was permitted to borrow up to one third of its net assets under the agreement (subject to a maximum of $25 million), except that if a Fund had net assets of less than $100 million, such Fund was permitted to borrow up to a maximum of 20% of its net assets. The Funds were charged an annual commitment fee of 0.21%, plus an upfront fee of 0.03%, which was allocated proportionately to each Fund’s borrowing capabilities. For a Fund that utilized the revolving line of credit, interest was charged at a rate of 1.25% plus a negotiated alternative base rate, or overnight rate, depending upon the type of loan. There were no borrowings from July 1, 2020 to October 2, 2020.

12.

Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds and has determined that no subsequent event currently requires recognition or disclosure in the financial statements.

CRM Funds
69

CRM FUNDS OTHER INFORMATION (Unaudited)

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust’s portfolios is available, without charge and upon request, by calling 800-CRM-2883 and on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge and upon request by calling 800-CRM-2883, and on the SEC’s website listed above.

Statement of Additional Information

The Statement of Additional Information (“SAI”) for the Fund includes additional information about the Trustees and is available upon request, without charge, by calling 800-CRM-2883 or by visiting the Funds’ website at http://www.crmfunds.com.

Privacy Notice

(THIS PRIVACY NOTICE IS BEING DELIVERED WITH THE FUNDS’ SHAREHOLDER REPORT BUT IS NOT DEEMED TO BE A PART OF THE FUNDS’ SHAREHOLDER REPORT)

Set forth below is the policy of CRM Mutual Fund Trust (the “Trust”) concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in the CRM Funds (the “Fund”) who are individuals investing for personal, family, or household purposes. The words “we” and “us” refers to the Trust and the Fund. The words “you” and “your” refers to investors and prospective investors in the Fund who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our “Service Agents.”

As we work together to achieve your investment goals, we will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Funds, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information, our Service Agents maintain physical, electronic, and procedural safeguards that meet the standards of applicable laws and regulations.

CRM Funds
70

CRM FUNDS OTHER INFORMATION (Unaudited) (Concluded)

We may, and we may authorize our Service Agents to, use your personal and financial information and share it with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.

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71

TRUSTEES
F. Gregory Ahern
Ronald H. McGlynn
Rodney P. Wood

INVESTMENT ADVISER
Cramer Rosenthal McGlynn, LLC
28 Havemeyer Place, 1st floor
Greenwich, CT 06830

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

ADMINISTRATOR & TRANSFER AGENT
Ultimus Fund Solutions, LLC
4221 N. 203rd Str., Suite 100
Elkhorn, NE 68022

CUSTODIAN
The Bank of New York Mellon
2 Hanson Place, 7th Floor
Brooklyn, NY 11217

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110

Investor Information:
800-CRM-2883
www.crmfunds.com

This report is authorized for distribution only to shareholders and to others who have received current prospectuses of the CRM Funds.

SEMI-ANNUAL REPORT DECEMBER 31, 2020 (Unaudited) CRM Small Cap Value Fund CRM Small/Mid Cap Value Fund CRM Mid Cap Value Fund CRM All Cap Value Fund CRM Long/Short Opportunities Fund

CRM-SAR-20

Item 2. Code of Ethics.

Not Applicable.

Item 3. Audit Committee Financial Expert.

Not Applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive and Principal Financial Officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith as [EXHIBIT NUMBER (INCLUDE HYPERLINK PER INSTRUCTION 1 TO ITEM 13)].

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are filed herewith as [EXHIBIT NUMBER (INCLUDE HYPERLINK PER INSTRUCTION 1 TO ITEM 13)].

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CRM Mutual Fund Trust

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date:	March 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date:	March 2, 2021

By (Signature and Title)*	/s/ Michelle Kaufmann
Michelle Kaufmann, Treasurer
(Principal Financial Officer)

Date:	March 2, 2021

*	Print the name and title of each signing officer under his or her signature.